--------------------
- Allmerica Select -
--------------------

                                                --------------------------------

                                                --------------------------------
                                                  Annual Report
                                                --------------------------------
                                                  December 31, 1996

                                                  Allmerica
                                                  Select
                                                --------------------------------





                                                . Allmerica Select
                                                  Resource

                                                . Allmerica Select Resource II

                                                . Allmerica Select Life

                                                . Allmerica Select
                                                  Inheiritage

--------------------------------------------------------------------------------

               Allmerica Select gives you access to some of the
            world's leading money managers, selected and monitored
                       by independent industry experts.


        It offers you an array of advantages typically reserved for the nation's largest and most sophisticated investors including:


             ACCESS TO A RANGE OF HIGHLY RESPECTED MONEY MANAGERS.


      THE COMPREHENSIVE RESEARCH CAPABILITIES OF A NATIONALLY RECOGNIZED PENSION CONSULTING FIRM, TO HELP IDENTIFY THE MOST QUALIFIED AND BEST SUITED
         MONEY MANAGERS REPRESENTING A RANGE OF INVESTMENT APPROACHES.


   THE OPPORTUNITY TO DIVERSIFY ACROSS INVESTMENT CATEGORIES AND INVESTMENT
                STYLES - TO BETTER MEET YOUR INVESTMENT NEEDS.


          OBJECTIVE MONITORING OF THE MONEY MANAGERS' PERFORMANCE BY ALLMERICA SELECT'S MANAGER EVALUATION COMMITTEE, MADE UP OF
                  HIGHLY EXPERIENCED INDUSTRY PROFESSIONALS.


          PERSONALIZED PERFORMANCE REPORTS AND TIMELY MARKET UPDATES
                          TO HELP KEEP YOU ON TARGET.


         SIGNIFICANT TAX ADVANTAGES, INCLUDING TAX-DEFERRED GROWTH AND
                TAX-FREE TRANSFERS BETWEEN INVESTMENT OPTIONS.

--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------
OFFICERS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY AND ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

John F. O'Brien, President, CEO (FAFLIC)
  and Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President,
  CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

INVESTMENT MANAGER
Allmerica Investment
  Management Company, Inc.
440 Lincoln Street, Worcester, MA 01653

GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

INDEPENDENT ACCOUNTANT
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

CUSTODIAN
Bankers Trust Company
16 Wall Street, New York, NY 10005

LEGAL COUNSEL
Ropes & Gray
One International Place, Boston, MA 02110

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

OFFICERS OF ALLMERICA
INVESTMENT TRUST (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer

BOARD OF TRUSTEES OF AIT
John F. O'Brien, Chairman
Russell E. Fuller
Gordon Holmes
John P. Kavanaugh
Bruce E. Langton
Attiat F. Ott
Richard M. Reilly
Ranne P. Warner

INVESTMENT SUB-ADVISERS
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  Money Market Fund

Bank of Ireland Asset Management
2 Greenwich Plaza, Greenwich, CT 06830
  Select International Equity Fund

Janus Capital Corporation
100 Fillimore Street - Suite 300
Denver, CO 80206
  Select Capital Appreciation Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, New York, NY 10020
  Select Growth and Income Fund

Nicholas-Applegate Capital Management
501 West Broadway - Suite 2000
San Diego, CA 92101
  Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
  Select Growth Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
  Select Income Fund


INVESTMENT ADVISERS
Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
  Fidelity VIP* Equity-Income Portfolio
  Fidelity VIP* Growth Portfolio
  Fidelity VIP* High Income Portfolio

Rowe Price-Fleming International, Inc.
100 E. Pratt Street, Baltimore, MD 21202
  T. Rowe Price International Stock Portfolio


                                   CONTENTS
--------------------------------------------------------------------------------
A LETTER FROM THE CHAIRMAN ....................................................2

PRODUCT PERFORMANCE SUMMARIES .................................................3

Select Resource/Resource II
  Variable Annuity ............................................................3
Select Life Variable Universal Life ...........................................4
Select Inheiritage Variable Universal
  Survivorship Life (FAFLIC) ..................................................5
Select Inheiritage Variable Universal
  Survivorship Life (AFLIAC) ..................................................6

FUND PERFORMANCE SUMMARY ......................................................7

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW .............................8-9

Select Aggressive Growth Fund ................................................10
Select Capital Appreciation Fund .............................................11
T. Rowe Price International Stock Portfolio ..................................12
Select International Equity Fund .............................................13
Fidelity VIP* Growth Portfolio ...............................................14
Select Growth Fund ...........................................................15
Fidelity VIP* Equity-Income Portfolio ........................................16
Select Growth and Income Fund ................................................17

BOND AND MONEY
MARKET OVERVIEW ...........................................................18-19
Fidelity VIP* High Income Portfolio ..........................................20
Select Income Fund ...........................................................21
Money Market Fund ............................................................22

FINANCIALS ..................................................................F-1

For further information, see the accompanying annual reports.

For information on ordering additional copies of this report or a copy of the separate account annual report, see Client Notices on page F-37.

*VIP refers to Variable Insurance Products Fund.

--------------------------------------------------------------------------------
                           A Letter From the Chairman
--------------------------------------------------------------------------------

[PHOTO OF JOHN F. O'BRIEN APPEARS HERE]

Dear Client:

  The U.S. stock market turned in yet another outstanding year, marking a record sixth straight year of positive returns for the Dow Jones Industrial Average. For the year, the Dow rose 28% on top of a 37% increase in 1995. The combined two year return of 75% was the strongest in 40 years!

  Many international markets were also up considerably. Sweden, Finland, Ireland, Spain, Portugal and Hong Kong all had returns greater than 30% in 1996. And these returns paled in comparison to many emerging markets like Poland's which experienced an annual return of 87%. A notable exception to these positive returns was Japan, which declined 15.4% as measured by Morgan Stanley's Country Index.

  The bond market fluctuated as investors' expectations changed throughout the year. The net effect was a modest annual increase of 3.61% for the Lehman Brothers Aggregate Bond Index, a widely used performance benchmark. Even conservative money market accounts, with annual returns in excess of 5%, managed to outperform the bond index.

  Where will the best returns come from in 1997? Obviously, no one knows. What we do know is that helping people to plan and strive towards meeting his or her saving and retirement goals is a business we take very seriously. That's why we focus our efforts on what we can control; building a comprehensive investment program, hiring disciplined investment managers and constantly evaluating their performance. On a continuing basis, our Manager Evaluation Committee rigorously monitors our sub-advisers to ensure the consistency that our clients expect. Based on their work, we made a significant change on July 1, 1996, when we named Putnam Investment Management, Inc. to take over as sub-adviser for the Select Growth Fund. This change reflects our ongoing commitment to bringing you a diversified array of complementary investment options and outstanding money managers.

  We all welcome the recent short-term returns in the stock market, but perhaps now may be a good time for investors to review their individual asset allocation strategies. If you haven't "rebalanced" your portfolio to account for performance differentials, this may be an appropriate time to do so. At Allmerica, we offer distinct investment choices across a variety of asset classes, investment strategies and styles. We encourage our clients to develop and implement a disciplined investment program that includes diversification, ongoing contributions in both up and down markets, and utilization of tax deferred savings vehicles whenever possible and appropriate. We also encourage you to periodically review your financial goals and risk tolerance, to ensure that your investments are right for you.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman of the Board

--------------------------------------------------------------------------------
 ...helping people to plan and strive towards meeting his or her saving and retirement goals is a business we take very seriously.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

           ALLMERICA SELECT RESOURCE/RESOURCE II - Variable Annuity
                  Average Annual Total Returns as of 12/31/96

  For easy reference, the total returns for the Allmerica Select
Resource/Resource II subaccounts of FAFLIC and AFLIAC are summarized below. Keep in mind that these returns are net of all product charges except for the annual contract fee. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                        WITHOUT SURRENDER CHARGE                    WITH SURRENDER CHARGE
                                                        ------------------------                    ---------------------
                                                                          Ten Years                              Ten Years
                                                        One        Five    or Life          One         Five      or Life
Subaccounts                                            Year       Years    of Fund          Year        Years     of Fund
-------------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Aggressive Growth Fund /2/                    16.89%         N/A     18.09%        10.39%         N/A       17.69%
Select Capital Appreciation Fund /3/                  7.28%         N/A     26.54%         1.00%         N/A       23.47%
Select International Equity Fund /1/                 20.24%         N/A     12.08%        13.74%         N/A       10.52%
Select Growth Fund /2/                               20.31%         N/A     11.07%        13.81%         N/A       10.58%
Select Growth and Income Fund /2/                    19.57%         N/A     12.18%        13.07%         N/A       11.71%
Select Income Fund /2/                                1.86%         N/A      4.42%        -4.10%         N/A        3.82%
Money Market Fund /4/                                 3.87%        2.91%     4.41%        -2.20%        2.37%       4.38%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio /5/      13.03%         N/A      8.40%         6.53%         N/A        6.80%

Fidelity Variable Insurance
Products Fund (VIPF)
Fidelity VIP Growth Portfolio /6/                    13.10%       13.54%    13.53%         6.60%       13.18%      13.53%
Fidelity VIP Equity-Income Portfolio /6/             12.68%       16.32%    12.14%         6.18%       15.99%      12.14%
Fidelity VIP High Income Portfolio /7/               12.44%       13.35%     9.56%         5.94%       12.98%       9.56%

Performance returns given above are for the Allmerica Select Resource/Resource II subaccounts of FAFLIC and AFLIAC and assume an investment in the underlying funds listed on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 6.5%.

/1/ Inception May 1, 1994
/2/ Inception August 21, 1992
/3/ Inception April 28, 1995
/4/ Inception April 29, 1985
/5/ Inception March 31, 1994
/6/ Inception October 9, 1986
/7/ Inception September 19, 1985

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Product Performance Summary
--------------------------------------------------------------------------------

                ALLMERICA SELECT LIFE - Variable Universal Life
                  Average Annual Total Returns as of 12/31/96

For easy reference, the total returns for the Allmerica Select Life subaccounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                              Without Surrender Charge                  With Surrender Charge
                                                             -------------------------                  ---------------------
                                                                             Ten Years                                  Ten Years
                                                        One          Five      or Life                One       Five      or Life
Subaccounts                                            Year         Years      of Fund               Year      Years      of Fund
--------------------------------------------------------------------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund /2/                    17.61%          N/A        18.81%            -98.32%      N/A          5.85%
Select Capital Appreciation Fund /3/                  7.94%          N/A        27.31%           -100.00%      N/A        -42.87%
Select International Equity Fund /1/                 20.98%          N/A        12.77%            -95.32%      N/A        -20.75%
Select Growth Fund /2/                               21.05%          N/A        11.75%            -95.26%      N/A         -2.07%
Select Growth and Income Fund /2/                    20.30%          N/A        12.87%            -95.93%      N/A         -0.80%
Select Income Fund /2/                                2.49%          N/A         5.06%           -100.00%      N/A         -9.80%
Money Market Fund /4/                                 4.51%         3.54%        5.02%           -100.00%     -8.30%        0.68%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio /5/      12.82%          N/A         9.06%           -100.00%      N/A        -27.43%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIPF)
Fidelity VIP Growth Portfolio /6/                    13.79%        14.24%       14.23%           -100.00%     3.76%        10.38%
Fidelity VIP Equity-Income Portfolio /6/             13.37%        17.03%       12.83%           -100.00%     6.83          8.92%
Fidelity VIP High Income Portfolio /7/               13.13%        14.04%       10.23%           -100.00%     3.54%         6.19%


Performance returns given above are for the Allmerica Select Life subaccounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

/1/ Inception May 1, 1994
/2/ Inception August 21, 1992
/3/ Inception April 28, 1995
/4/ Inception April 29, 1985
/5/ Inception March 31, 1994
/6/ Inception October 9, 1986
/7/ Inception September 19, 1985

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

      ALLMERICA SELECT INHEIRITAGE - Variable Universal Survivorship Life
                  Average Annual Total Returns as of 12/31/96

For easy reference, the total returns for the Allmerica Select Inheiritage subaccounts of FAFLIC are summarized below. Keep in mind that these returns are net of all product charges.. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                               Without Surrender Charge                  With Surrender Charge
                                                               ------------------------                  ---------------------
                                                                             Ten Years                                 Ten Years
                                                        One          Five      or Life                One      Five      or Life
Subaccounts                                            Year         Years      of Fund               Year     Years      of Fund
---------------------------------------------------------------------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund /2/                    17.19%          N/A        18.39%            -86.16%      N/A         8.12%
Select Capital Appreciation Fund /3/                  7.55%          N/A        26.86%            -95.42%      N/A       -30.82%
Select International Equity Fund /1/                 20.55%          N/A        12.37%            -82.93%      N/A       -16.54%
Select Growth Fund /2/                               20.62%          N/A        11.35%            -82.87%      N/A        -0.33%
Select Growth and Income Fund /2/                    19.87%          N/A        12.47%            -83.59%      N/A         1.03%
Select Income Fund /2/                                2.13%          N/A         4.69%           -100.00%      N/A        -8.66%
Money Market Fund /4/                                 4.14%         3.18%        4.65%            -98.69%    -6.84%        2.44%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio /5/      13.23%          N/A         8.67%            -89.96%      N/A       -22.54%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIPF)
Fidelity VIP Growth Portfolio /7/                    13.39%        13.83%       13.82%            -89.81%     5.99%       12.20%
Fidelity VIP Equity-Income Portfolio /7/             12.97%        16.62%       12.43%            -90.21%     9.22%       10.74%
Fidelity VIP High Income Portfolio /6/               12.72%        13.63%        9.84%            -90.45%     5.75%        8.00%

Performance returns given above are for the Allmerica Select Inheiritage subaccounts of FAFLIC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

/1/ Inception May 1, 1994
/2/ Inception August 21, 1992
/3/ Inception April 28, 1995
/4/ Inception April 29, 1985
/5/ Inception March 31, 1994
/6/ Inception September 19, 1985
/7/ Inception October 9, 1986

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
      ALLMERICA SELECT INHEIRITAGE - Variable Universal Survivorship Life
                  Average Annual Total Returns as of 12/31/96

  For easy reference, the total returns for the Allmerica Select Inheiritage subaccounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                    WITHOUT SURRENDER CHARGE             WITH SURRENDER CHARGE
                                             -----------------------------------  --------------------------------

                                                                       Ten Years                         Ten Years
                                              One           Five        or Life       One        Five     or Life
Subaccounts                                   Year          Years       of Fund       Year       Years    of Fund
------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Aggressive Growth Fund/2/             17.19%          N/A        18.39%       -87.62%      N/A       7.48%
Select Capital Appreciation Fund/3/           7.55%          N/A        26.86%       -96.76%      N/A     -32.21%
Select International Equity Fund/1/          20.55%          N/A        12.37%       -84.44%      N/A     -17.57%
Select Growth Fund/2/                        20.62%          N/A        11.35%       -84.37%      N/A      -0.97%
Select Growth and Income Fund/2/             19.87%          N/A        12.47%       -85.08%      N/A       0.40%
Select Income Fund/2/                         2.13%          N/A         4.69%      -100.00%      N/A      -9.31%
Money Market Fund/4/                          4.14%         3.18%        4.65%       -99.99%    -7.40%      2.18%

T. Rowe Price International Series, Inc.
T. Rowe Price International
Stock Portfolio/5/                           13.23%          N/A         8.67%       -91.38%      N/A     -23.59%

Fidelity Variable Insurance
Products Fund (VIPF)
Fidelity VIP Growth Portfolio/7/             13.39%        13.83%       13.82%       -91.23%     5.45%     11.96%
Fidelity VIP Equity-Income Portfolio/7/      12.97%        16.62%       12.43%       -91.62%     8.68%     10.50%
Fidelity VIP High Income Portfolio/6/        12.72%        13.63%        9.84%       -91.86%     5.21%      7.76%









Performance returns given above are for the Allmerica Select Inheiritage subaccounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

  /1/Inception May 1, 1994           /5/Inception March 31, 1994
  /2/Inception August 21, 1992       /6/Inception September 19, 1985
  /3/Inception April 28, 1995        /7/Inception October 9, 1986
  /4/Inception April 29, 1985

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Fund Performance Summary
--------------------------------------------------------------------------------
                  Average Annual Total Returns as of 12/31/96

    For easy reference, the total returns for the Fund are summarized below. Keep in mind that these returns are net of all Fund charges. For returns that reflect the deduction of product charges, please refer to the Product
                   Performance Summaries beginning on page 3.



                                                                     Ten Years
                                                     One      Five   or Life
    Funds                                            Year     Years  of Fund
    -------------------------------------------------------------------------
    Allmerica Investment Trust
    Select Aggressive Growth Fund/2/                 18.55%    N/A   19.77%
    Select Capital Appreciation Fund/3/               8.80%    N/A   28.34%
    Select International Equity Fund/1/              21.94%    N/A   13.68%
    Select Growth Fund/2/                            22.02%    N/A   12.65%
    Select Growth and Income Fund/2/                 21.26%    N/A   13.78%
    Select Income Fund/2/                             3.32%    N/A    5.91%
    Money Market Fund/4/                              5.36%   4.38%   5.87%

    T. Rowe Price International Series, Inc.
    T. Rowe Price International
    Stock Portfolio/5/                               14.70%    N/A    9.94%

    Fidelity Variable Insurance
    Products Fund (VIPF)
    Fidelity VIP Growth Portfolio/6/                 14.71%  15.16%  15.15%
    Fidelity VIP Equity-Income Portfolio/6/          14.28%  17.98%  13.74%
    Fidelity VIP High Income Portfolio/7/            14.03%  14.96%  11.12%













Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

  /1/Inception May 1, 1994              /5/Inception March 31, 1994
  /2/Inception August 21, 1992          /6/Inception October 9, 1986
  /3/Inception April 28,1995            /7/Inception September 19, 1985
  /4/Inception April 29, 1985

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW

1990-1991: Economic recession in the United States. A deep depression affects much of the former Soviet bloc countries.

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in tremendous gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.


  Sustained growth and increasing volatility characterized the domestic equity market for 1996.
  Strong company fundamentals and corporate profits propelled the stock market upward throughout the year. Further support came from an increased demand for equities, driven by corporate share repurchase programs, merger and acquisition activity and huge cash flows into equity mutual funds. As a result, the Dow turned in its sixth consecutive year of positive returns and stocks of companies of all sizes delivered solid returns.
  Little seemed to disrupt this year's stock market for long. Even a 7% plunge during a two-week period in July, which was attributed to corporate earnings disappointments and fears that a stronger economy might lead to higher interest rates, was reversed within months. By early October, the Dow Jones Industrial Average had climbed above the 6000 mark and set a string of new records throughout November, culminating in the year's high of 6547.79.
  Overall, the Dow gained 28% in 1996. While this lagged the remarkable 37% return posted in 1995, it still exceeded most analysts' expectations of a 10% return for stocks in 1996. Trading volume soared. The average number of shares changing hands daily on the New York Stock Exchange alone hit a record 412 million shares, compared with the previous record of 346.1 million in 1995.
  While demand remained steady, individual stocks and industries went in and out of favor as investors struggled to predict which way interest rates would move - and consequently which market segments would benefit from that shift. As of the end of 1996, the chief beneficiaries continued to be large-capitalization and blue-chip stocks. Energy, banks and semiconductors, three of 1995's best performing sectors,

                            [TIMELINE APPEARS HERE]

A cold winter and rising oil prices stimulate energy stocks.
[GRAPHIC APPEARS HERE]

Economic data shows economy growing at a much faster rate than anticipated. [GRAPHIC APPEARS HERE]

After a disappointing 1995, retail stocks recover, most notably in the footwear industry, along with consumer confidence.
[GRAPHIC APPEARS HERE]

The strongest returns for international equity investors come from Europe and selected parts of Asia.
[GRAPHIC APPEARS HERE]
again turned in shining performances in 1996 as the fundamentals of each of these industries continued to improve.

  Footwear companies and securities brokers were also winning sectors. Oil drilling, which was the single-best performing sector of the stock market, more than doubled its return over 1995.

  Strong investment returns also fueled new issue offerings. The two largest markets in the United States, the New York Stock Exchange (NYSE) and the National Association of Securities Dealers Automated Quotations (NASDAQ), had a bumper crop of new companies listing with them for the first time. The roaring bull market also enticed scores of foreign companies to U.S. markets.

  On the global front, U.S. investors in international equities experienced the most attractive results from European markets. On average, European stocks rose 20% last year, below the performance of U.S. stocks, but far better than Japanese stocks. Based on Morgan Stanley's country indices, returns ranged as high as 41% in Spain and 27% in the United Kingdom to 18% in Australia. German stocks also delivered solid returns for the year.

  In general, the best-performing sectors internationally included chemicals, metals, oils, telecommunications and some consumer stocks, such as home furnishings and retailers.

  In the Far East, significant increases were found in several key markets. In China, the stock market was favorably impacted from an easing of monetary policy along with lower inflation. Hong Kong and Taiwan, China's neighbors, both had stellar-performing stock markets in which each soared by over 30%. But in Japan, stock market returns were disappointing, as its economic recovery sputtered and never really regained speed.

  In Australia, equities were affected by low economic growth, yet benefited from a strengthening Australian dollar. As a result, the market produced modest returns in 1996 and is expected to do better during the coming year. Closer to home, the Canadian equity market accelerated, responding to a series of interest rate cuts which were instituted to stimulate the economy and respond to lower rates in the U.S.

  Looking ahead, modest inflation, lower corporate earnings and much smaller gains in stock prices are predicted for 1997. A slower growth in profits, combined with disappointing corporate earnings, have typically deflated not just the stock of the reporting company, but that of companies in the same industry. In the case of a bellwether stock, its disappointing returns can depress the market as a whole. These predictions could combine to increase volatility in the market this year, as investors continue to worry about valuation levels and the economy.


                            [TIMELINE APPEARS HERE]

Stock market plunges 7% in response to investor fears that a strong economy might lead to higher interest rates.
[GRAPHIC APPEARS HERE]

Market rebounds as it becomes apparent President Clinton will win the upcoming election, with few changes in the House and Senate.
[GRAPHIC APPEARS HERE]

The Dow Jones Industrial Average climbs to a record-breaking 6547. [GRAPHIC APPEARS HERE]

The Dow gained 28% in 1996, fueled by blue-chip and large-cap performance. The best-performing sectors were energy, banks and technology.
[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management

ABOUT THE FUND:
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Durable Goods           22.39%

Technology              12.38%

Finance                 10.46%

Energy                   9.64%

Consumer Products        8.94%

Electronics              8.68%

Retail                   6.20%

Chemicals and Drugs      5.53%

Health Services          4.60%

Cash Equivalents         2.95%

Other                    8.23%

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Capital Appreciation Fund Average is a non-weighted index of 193 capital appreciation mutual funds. The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


For the one-year period ending December 31, 1996, the Select Aggressive Growth Fund posted a return of 18.55%, only narrowly underperforming its benchmark - the Russell 2500 Index.
   In general, returns for smaller capitalization stocks were mixed in 1996. For the first half of the year, small company stocks with high growth rates were among the equity market's best performers, benefiting from stronger-than-expected economic growth. However, during the second half of the year, small caps stumbled. Earnings disappointments, coupled with a much anticipated market correction in July, increased volatility and renewed inflationary fears. As a result, investors sought a greater degree of safety and liquidity from large-cap stocks. This "flight to liquidity" left both small- and mid-cap stocks behind in the fourth quarter.
   Despite this shift in market sentiment, the Fund produced respectable overall returns for the year. Specifically, sound stock selections within the retail trade, technology and energy sectors significantly enhanced the Fund's performance. Among the Fund's top-performing holdings were:
 .  Ross Stores, Inc. which operates a discounted-price, brand-name apparel chain;
 . McAffe Associates, Inc., a designer of computer software; and . Reading & Bates Corp., a worldwide provider of off-shore drilling services.
   Because of the considerable appreciation in the price of many large-cap stocks, the most attractive relative values today appear to be in small- and mid-cap stocks. Management also believes that other factors are converging to create an appealing environment for smaller cap growth investors, including lackluster profit growth for large companies, favorable interest rates, and continued cash flows into mutual funds.
   As the Fund's management looks forward to 1997, its outlook for small-cap technology stocks is particularly bright. Less than 10% of these companies have had major earnings estimate decreases over the past month. In fact, the average estimate change has been positive. Management, therefore, believes that this group has the potential to surprise investors on the upside during the coming year.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1992

                           [LINE GRAPH APPEARS HERE]

                                                         8/92       12/96
                                                       ------------------
Select Aggressive Growth Fund                          10,000      21,944
Russell 2000 Index                                     10,000      20,457
Russell 2500 Index                                     10,000      20,886
Lipper Capital Appreciation Fund Average               10,000      19,119


                         AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1996                  1 year     5 year    Life of Fund
--------------------------------------------------------------------------------
Select Aggressive Growth Fund                  18.55%      N/A        19.77%
Russell 2000 Index                             16.49%     15.65%      18.07%
Russell 2500 Index                             19.03%     16.00%      18.53%
Lipper Capital Appreciation Fund Average       16.31%     13.02%      15.90%

--------------------------------------------------------------------------------
                        SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

     For the year ended December 31, 1996, the Select Capital Appreciation Fund returned 8.80%, well below the Russell 2500 Index return of 19.03%.
     Although the Fund turned in impressive results at the mid-year point, its disappointing year-end results stemmed from two late developments: the general market's move to large capitalization stocks and disappointing returns from several top holdings.
     In general, small- to mid-cap stocks, where the Fund's holdings are concentrated, lagged their larger counterparts, especially after July's market decline. After this slide, investors sought safety and tended to flock toward larger, highly liquid, well-established stocks because of their perceived earnings predictability.
     Pricing pressure also depressed returns, particularly as it affected several of the Fund's leading positions. For example, HFS, a hotel franchiser, was off from its recent peaks as the market grew concerned about the general pace of its acquisitions.
     Another top holding, Fastenal, a nuts and bolts manufacturer, experienced pricing pressure after missing earnings estimates. Fortunately, this stock has rebounded from its lows and remains a top performer. Paging Network, another one of the Fund's major holdings, generated disappointing results throughout most of the year. However, management is optimistic about the stock's potential, given the company's plans to roll out a new portable voice messaging system.
     On the positive side, the Fund had a number of very strong performers. Among them were Rentokil (a pest control and offices services company), J.D. Wetherspoon (a pub operator), and PizzaExpress -all British-based companies which offer significant advantages over competitors in their respective industries.
     In looking ahead, Janus remains positive about the earnings potential for the Fund's current holdings. They will continue to seek low-risk companies with dominant market positions, specifically those that are under followed by the market and believed to offer exceptional prospects for growth.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1995
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                              4/95       12/96
                                            ------------------
Select Capital Appreciation Fund            10,000      15,184
S&P 500 (R) Index                           10,000      14,974
S&P Mid Cap 400 (R) Index                   10,000      14,111
Russell 2000 Index                          10,000      13,993
Russell 2500 Index                          10,000      14,343
Lipper Capital Appreciation Fund Average    10,000      14,272

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1996               1 year     5 year    Life of Fund
-----------------------------------------------------------------------------
Select Capital Appreciation Fund             8.80%       N/A     28.34%
S&P 500(R)Index                             22.96%     15.22%    27.39%
S&P Mid Cap 400(R)Index                     19.20%     13.92%    23.12%
Russell 2000 Index                          16.49%     15.65%    22.33%
Russell 2500 Index                          19.03%     16.00%    24.16%
Lipper Capital Appreciation Fund Average    16.31%     13.02%    23.32%



INVESTMENT SUB-ADVISER:
Janus Capital Corporation

ABOUT THE FUND:
The Fund seeks to construct a concentrated portfolio of rapidly growing reasonably valued stocks.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Retail 20.95%
Business Services 12.17%
Food Services 4.64%
Finance 8.95%
Health Services 4.43%
Communications 5.95%
Consumer Services 5.89%
Building & Construction 3.82%
Cash Equivalents and U.S. Government and Agency Obligations 14.76%
Other 18.44%

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks.The S&P Mid Cap 400(R) Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. S&P 500(R) Index and the S&P Mid Cap 400(R) Index are registered trademarks of the Standard & Poor's Corporation.

The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 193 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Rowe Price-Fleming International, Inc.

ABOUT THE FUND:
The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the geographic distribution of net assets was:

[PIE CHART APPEARS HERE]

Japan 20.1%
United Kingdom 16.2%
Netherlands 9.9%
France 8.5%
Hong Kong 4.6%
Switzerland 4.2%            [GRAPH APPEARS HERE]
Germany 3.6%
Brazil 3.1%
Malaysia 3.0%
Sweden 2.6%
Other 24.2%

     Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 336 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
     For the one-year period ended December 31, 1996, the T. Rowe Price International Stock Portfolio posted a healthy return of 14.70%, more than doubling the return for its benchmark, the Morgan Stanley EAFE Index.
     The Portfolio's strong performance throughout the year can be attributed equally to strategic country allocations and sound stock selections, both of which outpaced the indices.
     Regarding country allocation, the portfolio remained biased toward the fast-growing economies of the Pacific and Latin America. But the single largest source of value was the Portfolio's limited exposure in Japan, versus the EAFE Index, where the anticipated economic recovery sputtered but never really gained speed.
     Solid returns from the Portfolio's European holdings also contributed to its outperformance of the benchmark. The Portfolio was overweighted in several top-performing European countries, including the Netherlands, France and Norway. Success in these regions more than offset the negative impact of the Portfolio's limited exposure in the United Kingdom, which enjoyed a particularly strong fourth quarter.
     Successful stock selections, especially among the Portfolio's Pacific Rim issues in Malaysia, Hong Kong and Singapore, also added significant value. Even though the Portfolio was underweighted in Japan, its limited stock selections in this area still proved astute. Management avoided Japan's fragile banking sector and focused instead on Japanese manufacturers that export their products overseas, since these companies benefited from the yen's weakness. Specific issues from Latin America and Europe also positively influenced the year's returns.
     In 1997, the Portfolio's management expects that steady growth in the international markets will finally outpace the aging U.S. bull market. If corporate earnings remain strong, management believes a number of equity markets worldwide may experience positive earnings surprises. In general, Rowe Price-Fleming International will continue to target selected investment opportunities in both Europe and Japan as well as in the smaller markets of Asia and Latin America.


--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1994
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                                               3/94       12/96
                                             ------------------
T.Rowe Price International Stock Portfolio   $10,000    $12,982
Morgan Stanley EAFE Index                    $10,000    $12,381
Lipper International Fund Average            $10,000    $11,617


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1996                 1 year     5 year    Life of Fund
-------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio   14.70%       N/A      9.94%
Morgan Stanley EAFE Index                      6.36%      8.49%     7.76%
Lipper International Fund Average             11.75%     10.09%     7.66%

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For 1996, the Select International Equity Fund delivered an impressive return of 21.94%, significantly outperforming the Morgan Stanley EAFE Index return of 6.36%.

     The Fund's outstanding performance can be attributed to the success of several key portfolio themes as well as to individual stock selections within those themes. For the year, the "positive banking environment" proved to be the best-performing theme, as strong corporate cashflows increased dividend yields and funded further acquisitions. In particular, Spain's Banco De Santander, which announced its acquisition of a Latin American bank, added significant value.

     Other contributors to the Fund's strong performance were within the "telecom-munications" theme. The shining star here was STET, as it announced plans to merge into Telecom Italia and to sell SEAT, the Italian yellow pages.

     The "restructuring opportunities" theme also uncovered impressive opportunities. One such find was Royal Dutch Petroleum, which announced a joint venture with Texaco covering their respective U.S. refining operations. Given the increased market share and cost-savings this venture pro-mises, these holdings should continue to deliver solid returns.

     The "leisure activities" theme contributed to the Fund's overall performance. For example, Ladbrooke Group continued to deliver strong returns, following its acquisition of Hilton's international operations.

     From a geographic perspective, equities based in Australia produced only modest returns as they suffered from low growth in the economy but benefitted from a strengthening Australian dollar. Even more disappointing were the Fund's holdings in Indonesia and Thailand, both victims of some political difficulties.

     In looking ahead, the Fund's management will continue a fully invested posture, concentrating its holdings in the United Kingdom, the core continental European markets and the Pacific Basin, except Japan.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1994

                           [LINE GRAPH APPEARS HERE]

                                        5/94       12/96
                                      ------------------
Select International Equity Fund      10,000      14,078
Morgan Stanley EAFE Index             10,000      11,782
Lipper International Fund             10,000      12,108

                         AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1996      1 year     5 year    Life of Fund
--------------------------------------------------------------------
Select International Equity Fund   21.94%      N/A      13.68%
Morgan Stanley EAFE Index           6.36%     8.49%      6.34%
Lipper International Fund Average  11.75%    10.09%      6.75%



INVESTMENT SUB-ADVISER:
Bank of Ireland Asset Management

ABOUT THE FUND:
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities for growth.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the geographic distribution of net assets was:

                           [PIE CHART APPEARS HERE]

                        United Kingdom        30.90%
                        Switzerland            8.55%
                        Australia              7.23%
                        Netherlands           10.51%
                        Singapore              7.25%
                        Malaysia               4.58%
                        Germany                5.58%
                        Indonesia              4.37%
                        Cash Equivalents       4.45%
                        Other                 16.58%

     The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

     Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 336 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                        Fidelity VIP* Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

PORTFOLIO COMPOSITION:
As of November 30 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Technology 26.83%
Health Care 10.18%
Retail and Wholesale 9.56%
Utilities 4.98%
Media & Leisure 6.65%
Durables 4.12%
Finance 7.37%
Energy 5.20%
Industrial Machinery and Equipment 3.92%
Non-Durables 3.26%
Other 17.93%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Capital Appreciation Fund Average is a non-weighted index of 193 capital appreciation mutual funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the year ended December 31, 1996, the Fidelity VIP* Growth Portfolio returned 14.71%, trailing both the S&P 500 Index of 22.96% and the Lipper Capital Appreciation Fund Average of 16.31%.

     Concern over slowing corporate earnings growth led to a relatively high cash position, averaging 15% throughout 1996, more than double that of the average U.S. equity fund level of approximately 6%. In an environment of advancing equity prices, this high cash position negatively impacted results as the Portfolio was not positioned to fully participate in market gains.

     On the positive side, the Portfolio benefited from its position in technology stocks. Sector positioning was concentrated in computer service, systems, networking and semiconductor stocks - due to perceived strength in earnings growth. Strong stock selection in the health care sector, i.e. drug stocks, added value as investors anticipated potentially strong future earnings from promising products. The Portfolio's media and leisure stocks, mostly gaming companies, spurred results in the first half of the year, as strong consumer spending boosted earnings. This same position, however, hurt performance during the second half of 1996, as consumer spending slowed and investors feared too many casinos were being opened.

     Throughout 1996, a significant position in retail and wholesale stocks produced mixed results for the Portfolio. For the first half of the year, healthy consumer spending and benefits from cost-cutting produced above-average returns for this sector. Unfortunately, a slowdown in consumer activity produced below-market returns for the entire year.

     Entering 1997, the Portfolio's management increased its commitment to finance and energy stocks, believing earnings prospects for these sectors are improving. The Portfolio remains overweighted in technology, media and leisure stocks, forecasting potentially strong earnings growth. However, concerns over weak holiday sales prompted management to reduce the Portfolio's position in retail stocks. Management will continue to search for quality companies with solid earnings growth prospects.



                   Growth of a $10,000 Investment Since 1986


                           [LINE GRAPH APPEARS HERE]

                                       12/86       12/96
                                      ------------------
Fidelity VIP* Growth Portfolio        10,000      40,998
S&P 500* Index                        10,000      41,492
Lipper Capital Appreciation
  Fund Average                        10,000      35,362


                         Average Annual Total Returns


Years ended December 31, 1996      1 year     5 year    10 year
---------------------------------------------------------------
Fidelity VIP* Growth Portfolio     14.71%     15.16%    15.15%
S&P 500(R)Index                    22.96%     15.22%    15.29%
Lipper Capital Appreciation
  Fund Average                     16.31%     13.02%    12.48%

*VIP refers to Variable Insurance Products Fund.

--------------------------------------------------------------------------------
                              Select Growth Fund
--------------------------------------------------------------------------------

For the year ended December 31, 1996, the Select Growth Fund returned 22.02%, nearly mirroring the S&P 500(R) Index return of 22.96% and outpacing the 19.22% return of the Lipper Growth Fund Average.

     In the first half of the year, success in targeting the right sectors - as well as the right stocks within those sectors - was largely responsible for the Fund's success. It was strategically underweighted in several underperforming sectors, including the telephone services and utilities industries.

     In the second quarter, the Fund's management increased the portfolio's exposure to energy stocks. The move was based on a belief that this particular sector was attractively valued as it entered its seasonally strongest performance period.

     In the second half of the year, overweighted positions in retail and energy detracted from results, particularly in the third quarter. In the fourth quarter, the Fund limited its exposure in the finance and energy sectors, which detracted from relative performance as these were two strong-performing industries. Year-end profit-taking also impacted some of the Fund's leading stocks.

     On the brighter side, the Fund's allocation in technology added significant value to the portfolio. Bolstered by its strong stock selection, including holdings in Intel and Microsoft, the Fund now remains overweighted in software, networking and systems outsourcing segments. Stock selection also played a major role in other market sectors. Specifically, individual financial services and health care holdings, such as Merck & Co., boosted overall returns.

     While the Fund's management continues to be optimistic about the equity market in general, they expect slow to moderate economic growth combined with low inflation in 1997. If, however, a softer economy develops, large-cap growth companies could benefit from the resulting profit growth and increased earnings disappointments.

     In looking ahead, the Fund's management is bullish on growth companies that show strong potential for increasing profits and revenues.


                   Growth of a $10,000 Investment Since 1992


                           [LINE CHART APPEARS HERE]

                                       8/92         12/96
                                    Inception Date
                                    ----------------------
Select Growth Fund                    $10,000      $16,799
S&P 500(R) Index                      $10,000      $20,051
Lipper Growth Fund Average            $10,000      $18,520


                         Average Annual Total Returns


Years ended December 31, 1996      1 year     5 year    Life of Fund
--------------------------------------------------------------------
Select Growth Fund                 22.02%       N/A         12.65%
S&P 500(R) Index                   22.96%     15.22%        17.39%
Lipper Growth Fund Average         19.22%     13.03%        15.64%


INVESTMENT SUB-ADVISER:
Putnam Investment Management, Inc.*

ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Chemicals and Drugs 15.74%
Technology 12.04%
Retail 7.70%
Durable Goods 9.30%
Finance 13.48%
Health Services 6.90%
Consumer Products 7.62%
Energy 7.08%
Aerospace-Aircraft 4.70%
Cash Equivalents 8.27%
Other 7.17%

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

*As of July 1, 1996, Putnam Investment Management, Inc. assumed sub-advisory responsibilities for the Select Growth Fund.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 677 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                     FIDELITY VIP* EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks reasonable income by investing primarily in income-producing equity securities.

PORTFOLIO COMPOSITION:
As of November 30, 1996, the sector allocation of net assets was:


                           [PIE CHART APPEARS HERE]

Industrial Machinery & Equipment            4.76%
Finance                                    18.36%
Health Care                                13.89%
Media & Leisure                             4.98%
Retail & Wholesale                          5.51%
Non-Durables                                8.01%
Basic Industries                            3.42%
Energy                                     14.09%
Technology                                  7.73%
Aerospace or Defense                        4.38%
Other                                      14.87%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Fund Average is a non-weighted average of 164 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


     For 1996, the Fidelity VIP* Equity-Income Portfolio generated a total return of 14.28%, versus 22.96% for the S&P 500(R) and 18.88% for the Lipper Equity Income Fund Average.

     The Portfolio emphasized the finance sector throughout the year, which outperformed the S&P 500 for 1996. Within this sector, the Portfolio's management concentrated on companies with large, fee-based revenue streams and companies involved in cost-cutting and restructuring. Holdings ranged from non-interest sensitive financials such as American Express and insurance companies like Aetna to money center banks like Chase Manhattan.

     The energy sector was another area of emphasis for the Portfolio during 1996. Management held a significant position in British Petroleum throughout the year and added to its position in Royal Dutch Petroleum as the year progressed. Because each of these stocks outperformed the S&P 500 for the year, the Portfolio benefited from an emphasis on this group.

     Certain technology issues also aided the Portfolio's performance, especially IBM. Given the Portfolio's objective, it is not surprising that it had a limited exposure to the technology sector. But since this area turned out to be one of the best-performing groups of the year, the limited position restrained performance.

      Three other sector weightings also adversely affected performance. The Portfolio's media and leisure stocks did not perform as expected, especially Viacom Class B shares which was one of the Portfolio's larger holdings throughout much of the year. Retail holdings also underperformed as a group and the basic industry sector turned in disappointing results.

     As of January 1997, the Portfolio will have a new manager. The new manager is a veteran in the equity-income discipline and has built an excellent track record. The Portfolio is likely to take on more of a value-oriented approach to stock selection - looking for stocks that are out of favor and buying them when the manager believes the stocks are attractively priced. In addition, stocks offering above-market yields will be an important part of this new criteria of stock selection.

         ------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1986
         ------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                                             6/86       12/96
                                            ------------------
Fidelity VIP* Equity-Income Portfolio       $10,000     $36,228
S&P 500(R) Index                             10,000      41,492
Lipper Equity Income Fund Average            10,000      31,537

         ------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
         ------------------------------------------------------------


Years ended December 31, 1996              1 year     5 year    10 year
-----------------------------------------------------------------------
Fidelity VIP* Equity-Income Portfolio      14.28%     17.98%    13.74%
S&P 500(R) Index                           22.96%     15.22%    15.29%
Lipper Equity Income Fund Average          18.88%     13.56%    11.63%

*VIP refers to Variable Insurance Products Fund.

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------

     For the year ended December 31, 1996, the Select Growth and Income Fund posted a solid net total return of 21.26%, slightly underperforming its benchmark, the S&P 500(R) return of 22.96%.

     Throughout the year, many of the Fund's holdings benefited from the increasing global demand for American goods and services. In particular, its positions in such multinational companies as Tupperware, General Electric, Eastman Kodak and Avon bolstered overall performance.

     Strong earnings from financial services stocks also added to the Fund's value. A combination of favorable interest rates and ongoing consolidations buoyed prices in several key holdings, including Chase Manhattan, Citicorp, American Express and TIG Holdings. While high personal debt adversely affected consumer spending, as demonstrated by lackluster Christmas sales, the Fund benefited by avoiding stocks that are highly dependent on consumer sales.

     Relative to the S&P 500, the Fund remained underweighted in technology issues. This position reflects management's cautious view of the sector's potential in light of its rising stock prices, intensifying competition, and lengthy growth cycle. While this lack of exposure restrained overall performance, fourth quarter results were enhanced by the Fund's position in IBM, whose stock price rose in response to robust mainframe sales, internal reorganizations, and its share repurchase program.

     Also faring well were holdings in several companies such as Aetna, Lockheed Martin, Allegheny Teledyne and Crown Cork & Seal that are aggressively reducing expenses following large mergers. The Fund's management has also identified several companies it believes will benefit from spinning off valuable divisions or divesting underperforming operations. Such finds include W.R. Grace, Baxter, Corning and Westinghouse.

     Management has built a diversified portfolio of stocks emphasizing special factors, and avoiding industry and sector overweighting. This portfolio has strong defensive characteristics which management believes will allow the Fund to progress in a more challenging environment.


                   Growth of a $10,000 Investment Since 1992


                           [LINE GRAPH APPEARS HERE]

                                             8/92       12/96
                                            --------------------
Select Growth and Income Fund               $10,000      $17,550
S&P 500(R) Index                            $10,000      $20,051
Lipper Growth & Income Fund Average         $10,000      $18,426


                         Average Annual Total Returns



Years ended December 31, 1996               1 year     5 year   10 year
-----------------------------------------------------------------------
Select Growth and Income Fund               21.26%      N/A      13.78%
S&P 500(R) Index                            22.96%     15.22%    17.39%
Lipper Growth & Income Fund Average         20.77%     13.84%    15.73%


INVESTMENT SUB-ADVISER:
John A. Levin & Co., Inc.

ABOUT THE FUND:
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Finance 11.17%
Durable Goods 12.71%
Aerospace-Aircraft 6.20%
Technology 7.33%
Energy 7.31%
Printing and Publishing 6.29%
Chemicals and Drugs 11.33%
Consumer Products 9.64%
Cash Equivalents 4.75%
Other 23.27%

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Fund Average is a non-weighted index of 527 funds within the growth and income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Bond & Money Market Overview

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

     After experiencing the euphoria of double-digit returns in 1995, investors entered 1996 with expectations of strong performance. Poised for positive results, investors expected a series of short-term interest rate reductions. Recessionary fears dominated the outlook for the economy and forced the Federal Reserve to lower interest rates by one-fourth of a percentage point early in the first quarter.

     While most market experts predicted further interest rate reductions, those cuts never materialized. In fact, economic data showed the economy was growing at a much faster rate than expected, as evidenced by the February Employment Report which showed a 705,000 increase in jobs.

     From that point on, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth.

     By the end of June, several signs of moderating growth seemed to calm investor concerns that the economy was overheated. Prices of most commodities as well as consumer goods remained subdued. The consumer, hampered by existing high debt burdens, showed little inclination to go on a spending spree. And the manufacturing sector, outside of autos, exhibited only modest signs of improvement.

     In the fall, the market settled down as it became apparent President Clinton would be re-elected and the Republicans would control the House and Senate.

     Consequently, the bond market performed well, especially in October and November, as yields on the 30-year Treasury bond fell to about 6.3%. Unfortunately, year-end investor anxiety ultimately limited market gains.

[TIME LINE APPEARS HERE]

Investors worry all year about which way interest rates will move, leaving the bond market vulnerable to sudden shift [GRAPHIC APPEARS HERE]

Anticipating a recession, Federal Reserve lowers target rate for Federal Funds by 0.25% [GRAPHIC APPEARS HERE]

Economic data shows economy growing at a much faster rate than expected, bad news for bond investors [GRAPHIC APPEARS HERE]

High yield bonds prove to be high-est performing sector of fixed income market.

     Overall, results were varied for different fixed income sectors. The effect of the market's volatility was reflected in 30-year U.S. Treasury yields, as their yield fluctuated from a low of 5.95% in January to a July high of 7.2%. The Lehman Brothers Aggregate Bond Index, an industry benchmark, produced a total return of 3.61% as of December 31, 1996, which was down from 1995's spectacular 18.47% results.

     Investing in corporate bonds in 1996, on the other hand, proved to be a particularly sound strategy, as this segment of the bond market was one of the year's best performers. Strong credit fundamentals, ongoing demand and a moderate level of supply all contributed to its success. Among the top-returning corporate sectors were energy, driven by stabilizing oil prices and airlines, benefiting from the first industry profits since 1979.

     Another truly bright spot in the fixed income securities market was high-yield bonds, which returned approximately 13.5% for the year. Their relatively strong performance can be attributed to two key factors. First, high-yield bonds are less sensitive to changes in interest rates than other types of bonds. Secondly, the strong U.S. economy allayed investors' concerns about credit risk over the near-term. So even though the supply of new high-yield issues increased during the second quarter of 1996, heavy demand sustained prices, because investors sought higher yields.

     In addition, mortgage-backed securities performed admirably for the year. This sector of the fixed income market outperformed comparable Treasuries by nearly one percentage point.

     In the money markets, yields on bank certificates of deposits ended the year just slightly higher than where they began the year. A one-year certificate of deposit, for example, yielded approximately 4.95% - almost 1995's year-end yield. As a result, the total return for Money Market funds closely approximated their end of the year yield. The average seven-day compound yield on a taxable money fund hovered around 4.85% for most of the year, while the yield on tax-free funds fell to 2.98%.

     For 1997, fixed income market analysts predict a sluggish global economy, little inflation and robust employment and consumer confidence levels. These factors seem to indicate that bond yields should remain fairly steady and total returns for bond investors are likely to approximate their current yield.

                                                                                        |Markets rebound as
                                                                                        |it becomes apparent
           |Corporate bonds                                                             |President Clinton will    [PICTURE OF TOP
           |outpace Treasury     [PICTURE OF                                            |win upcoming elec-          OF CAPITAL
           |bonds, driven by     CITY BRIDGE                                            |tion with few changes     BUILDING APPEARS
           |improving outlook   APPEARS HERE]                                           |in the House and               HERE]
           |and strong demand.                                                          |Senate.
           |                                                                            |
------------------------------------------------------------------------------------------------------------------------------------

  JULY 96                 AUG 96              SEPT 96            OCT 96                        NOV 96                      DEC 96
====================================================================================================================================
  |                                                         |                                                    |
  |Market volatility                    [PICTURE OF         |Mortgage-backed                  [PICTURE OF        |Fears persist that
  |affects U.S. Treasury              SUBURBAN HOUSE        |securities outper-                 FRONT OF         |Federal Reserve
  |bonds, as they fluc-                APPEARS HERE]        |form comparable                FEDERAL RESERVE      |may again raise
  |tuate from 5.95% to                                      |Treasuries by nearly           BUILDING APPEARS     |rates to tighten
  |a July high of 7.2%.                                     |a percentage point.                 HERE]           |money supply.

--------------------------------------------------------------------------------
                      Fidelity VIP* High Income Portfolio
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

PORTFOLIO COMPOSITION:
As of November 30, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Media 14.1%
Communications 16.7%
Leisure & Lodging 11.0%
Energy/Oil Gas 4.9%
Government Securities 3.6%
Retail Sales/ Merchandise 2.9%
Foods 3.2%
Finance/Banking 3.1%
Paper and Related 2.9%
Other 37.6%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Fund Average is a nonweighted average of 148 funds that seek high current yield from fixed income securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

     During 1996, the Fidelity VIP* High Income Portfolio returned 14.03%, outperforming the Lipper High Current Yield Fund Average which delivered 13.67%.

     By far, the most positive influence on the Portfolio's performance was its investment in the direct broadcast satellite company, Panamsat. Because Panamsat provides an alternative to traditional wire-based cable services and offers viewers in remote areas the opportunity to receive television programming, it represented strong revenue and earnings growth. Panamsat bonds were further boosted late in the year when the company received a takeover offer from GM Hughes.

     Several other holdings performed exceptionally well. Apparel Retailers Inc. and energy companies, Flores & Rucks and Harcor Energy, enhanced portfolio results as they successfully completed equity offerings and used the proceeds to retire outstanding debt. The Portfolio's Time Warner holdings also appreciated after the FCC approved its merger with Turner Broadcasting.

     On the other hand, the Portfolio's cash position held back performance as the high yield market continued to rally, fueled by strong inflows from mutual and pension funds. The Portfolio's wireless cable company holdings also declined in value, primarily because transitioning to newer digital technology is taking longer than expected. Investors were also disappointed that the alliances between regional bell companies and the cable companies failed to materialize. Credit deterioration in holdings of Marvel Entertainment and Grand Casinos also hurt results.

     Overall, the high yield sector produced impressive returns this year. Given the strong rally in the high yield bond market, the manager has positioned the portfolio defensively for 1997. Over 11% of the Portfolio's assets are currently in cash and nearly 4% are invested in government/ agency bonds. The Portfolio's management plans to remain focused on shorter maturity securities, concentrating on companies with improving balance sheets. It will also continue to look for opportunities in telecommunication and cable companies as well as hotel and gaming.


                   Growth of a $10,000 Investment Since 1986


                           [LINE GRAPH APPEARS HERE]

                                                       6/86       12/96
                                                      ------------------
Fidelity VIP* High Income Portfolio                   10,000      28,610
Solomon Brothers High-Yield Index                     10,000      29,130
Lipper High Current Yield Fund Average                10,000      25,072


                         Average Annual Total Returns


Years ended December 31, 1996                 1 year     5 year    10 year
--------------------------------------------------------------------------
Fidelity VIP* High Income Portfolio           14.03%     14.96%    11.12%
Solomon Brothers High-Yield Index             11.29%     12.72%    11.24%
Lipper High Current Yield Fund Average        13.67%     12.10%     9.38%

*VIP refers to Variable Insurance Producers Fund.

--------------------------------------------------------------------------------
                              Select Income Fund
--------------------------------------------------------------------------------

     The Select Income Fund wrapped up 1996 with a total return of 3.32%, slightly underperforming its benchmark, the Lehman Brothers Aggregate Bond Index return of 3.61%.

     A surprisingly strong economy, rising interest rates and inflationary fears all combined to depress this year's bond market as a whole. In this environment, the Select Income Fund benefited from identifying attractive sectors and selecting solid-performing issues - particularly in the areas of mortgage-backed securities and corporate bonds.

     Slightly reducing this advantage was the Fund's management of bond durations. As is characteristic, the Fund's holdings remained concentrated in 3-12 year maturities - slightly longer than its benchmark's position. While longer duration bonds tend to fare better in declining interest rate markets, this position detracted somewhat from overall results as interest rates unexpectedly rose.

     The Fund's management was particularly well rewarded in 1996 for assuming some additional credit risk. While investing only in investment-grade issues, they took advantage of the higher rates earned on lower rated issues within the category. Value came mainly from the industrial and finance sectors - the prime beneficiaries of the current economic recovery.

     In the area of mortgage-backed securities, holdings were concentrated in current coupon GNMA and FNMA securities, both of which enhanced the Fund's returns throughout the year. In selecting specific issues of mortgage-backed securities and corporate bonds, the Fund's management sought the most attractive total return candidates, and successfully avoided any downgrades and defaults.

     Looking ahead, Standish, Ayer & Wood anticipates sustainable, non-inflationary levels of growth. Predicting that the Federal Reserve Board will not rush to adjust rates in either direction, they expect the bond market to trade in a relatively narrow range over the coming year. As a result, the Fund's management believes the most attractive returns will come from the corporate and mortgage categories. Thus it plans to seek attractive yield spreads primarily from non-Treasury purchases, especially in the cyclical sectors.


                   Growth of a $10,000 Investment Since 1992


                           [LINE CHART APPEARS HERE]

                                                          8/92       12/96
                                                    Inception Date
                                                    -------------------------
Select Income Fund                                       $10,000      $13,294
Lehman Brothers Aggregate Bond Index                     $10,000      $13,270
Lipper Intermediate Investment Grade Fund Average        $10,000      $12,703


                         Average Annual Total Returns


                                                                        Life of
Years ended December 31, 1996                        1 year     5 year    Fund
--------------------------------------------------------------------------------
Select Income Fund                                   3.32%       N/A      5.91%
Lehman Brothers Aggregate Bond Index                 3.61%      7.03%     6.75%
Lipper Intermediate Investment Grade Fund Average    3.12%      6.51%     5.98%

INVESTMENT SUB-ADVISER:
Standish, Ayer & Wood, Inc.

ABOUT THE FUND:
The Fund seeks above-average income from corporate bonds, mortgages and bonds issued by the U.S. Government.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

U.S. Government and Agency Obligations 46.09%
Corporate Notes & Bonds 41.04%
Asset-Backed Securities 8.11%
Cash Equivalents and Other 4.76%

The Select Income Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Lipper Intermediate Investment Grade Fund Average tracks the performance of 139 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Strives to maximize current income for investors with preservation of capital and liquidity.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Commercial Paper 62.50%
U.S. Government  and Agency Obligations 16.33%
Corporate Notes and Bonds 13.41%
Other Short-Term Investments 5.52%
Other 2.24%

The Money Market Fund is a portfolio of the Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is an unmanaged index of 290 funds within the Money Market category.

     While short-term interest rates and yields were both lackluster for the year, the Money Market Fund delivered an impressive 5.36% return in 1996, outperforming its benchmark, the IBC/Donoghue First Tier Money Market Index.

     Throughout the year, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth. The effect of all this activity on the 30-year U.S. Treasury bond was evident, as its yield fluctuated from a low of 5.95% on January 1 to its July high of 7.19%.

     Despite these fluctuations, short-term interest rates remained relatively stable and the Money Market Fund was able to deliver a surprisingly strong performance relative to its benchmark. Not only was it able to preserve capital and maintain liquidity, it generated attractive current income - largely because it maintained a modestly longer average weighted maturity than the benchmark. As a result, the Fund was rated one of the top-performing First Tier Taxable Funds in IBC/Donoghue's Money Fund Report.

     Against the backdrop of continually fluctuating economic growth, the Fund's management focused on securities which tend to appreciate quickly during a rising interest rate environment. Over the year, its holdings remained concentrated in top-tier commercial paper and government agency discount notes.

     Going forward, the Fund's management expects that inflation will remain in check, under the watchful eye of the Federal Reserve and deterred by the ongoing sluggishness of worldwide economies. Therefore, management plans to maintain a longer average weighted maturity than its index, believing that this strategy will help maximize income while minimizing risk.


                   Growth of a $10,000 Investment Since 1986


                           [LINE GRAPH APPEARS HERE]

                                                   12/86      12/96
                                                  --------------------
Money Market Fund                                 $10,000      $18,475
IBC/Donaghue First Tier Money Market Index        $10,000      $17,147
Lipper Money Market Fund Average                  $10,000      $17,113


                         Average Annual Total Returns

Years ended December 31, 1996                        1 year     5 year   10 year
--------------------------------------------------------------------------------
Money Market Fund                                    5.36%      4.38%     5.87%
IBC/Donoghue First Tier Money Market Index           4.88%      3.99%     5.54%
Lipper Money Market Fund Average                     4.80%      3.96%     5.52%

                                                       -------------------------
                                                               Financials
                                                       -------------------------


[ART WORK APPEARS HERE]

                      This page intentionally left blank.

--------------------------------------------------------------------------------
                         Select Aggressive Growth Fund
--------------------------------------------------------------------------------

                  PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                        Value
  Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.16%

           Durable Goods - 22.39%
  97,100   Apogee Enterprises, Inc.                              $     3,859,725
  23,200   Aspect Telecommunications Corp.*                            1,473,200
 104,300   Black Box Corp.*                                            4,302,375
 122,400   BMC Software, Inc.*                                         5,064,300
 121,800   Chrysler Corp.                                              4,019,400
  99,100   CIBER, Inc.*                                                2,973,000
 208,900   CompUSA, Inc.*                                              4,308,563
  93,300   Compuware Corp.*                                            4,676,663
 103,100   Comverse Technology, Inc.*                                  3,898,469
  94,600   Dell Computer Corp.*                                        5,025,625
 147,200   DSP Communications, Inc.*                                   2,852,000
  88,200   Dynatech Corp.*                                             3,902,850
 128,500   ENCAD, Inc.*                                                5,300,625
 111,700   Fleetwood Enterprises, Inc.                                 3,071,750
  92,800   Jabil Circuit, Inc.*                                        3,712,000
 182,700   JLG Industries, Inc.                                        2,923,200
  83,800   PeopleSoft, Inc.*                                           4,017,163
 193,400   Rowan Cos., Inc.*                                           4,375,675
  11,000   SPX Corp.                                                     426,250
  93,300   Storage Technology Corp.*                                   4,443,413
  98,600   Tellabs, Inc.*                                              3,709,825
 191,500   Varco International, Inc.*                                  4,428,438
  99,400   Wind River Systems, Inc.*                                   4,709,075
 103,700   Zoltek Cos., Inc.*                                          3,772,088
                                                                 ---------------
                                                                      91,245,672
                                                                 ---------------

           Technology - 12.38%
  61,400   Aspen Technologies, Inc.*                                   4,927,350
  76,400   Cisco Systems, Inc.*                                        4,860,950
  54,600   Compaq Computer Corp.*                                      4,054,050
  94,950   Computer Associates International, Inc.                     4,723,763
  66,500   Gartner Group, Inc., Class A*                               2,589,344
  81,600   Gateway 2000, Inc.*                                         4,370,700
  31,700   Henry (Jack) & Associates, Inc.                             1,133,275
  85,312   McAfee Associates, Inc.*                                    3,753,728
  71,700   Neurogen Corp.*                                             1,380,225
  83,800   Ortel Corp.*                                                2,011,200
 126,200   PairGain Technologies, Inc.*                                3,841,213
  81,100   Parametric Technology Corp.*                                4,166,513
 104,600   Sun Microsystems, Inc.*                                     2,686,913
 119,600   Veritas Software Corp.*                                     5,950,100
                                                                 ---------------
                                                                      50,449,324
                                                                 ---------------

           Finance - 10.46%
 106,500   Aames Financial Corp.                                       3,820,688
  87,305   Bear Stearns Cos., Inc.                                     2,433,627
 143,400   Countrywide Credit Industries, Inc.                         4,104,825
  92,800   Green Tree Financial Corp.                                  3,584,400
  99,900   Greenpoint Financial Corp.                                  4,720,275
  42,700   HCC Insurance Holdings, Inc.                                1,024,800
 154,600   Imperial Credit Industries, Inc.*                           3,246,600
 102,700   MBNA Corp.                                                  4,262,050
  39,300   Money Store, Inc.                                           1,085,663
  22,000   Morgan Stanley Group, Inc.                                  1,256,750
  80,700   Providian Corp.                                             4,145,963
  72,400   Standard Federal Bancorp.                                   4,117,750
   7,800   TCF Financial Corp.                                           339,300
  99,066   Travelers Group, Inc.                                       4,495,120
                                                                 ---------------
                                                                      42,637,811
                                                                 ---------------

           Energy - 9.64%
  96,450   Chesapeake Energy Corp.*                                    5,365,031
 156,800   Global Industries, Ltd.*                                    2,920,400
 238,200   Global Marine, Inc.*                                        4,912,875
 244,700   Marine Drilling Cos., Inc.*                                 4,817,531
 224,100   Noble Drilling Corp.*                                       4,453,988
  74,000   Nuevo Energy Co.*                                           3,848,000
  87,800   Parker & Parsley Petroleum Co.                              3,226,650
 196,000   Reading & Bates Corp.*                                      5,194,000
  88,000   United Meridian Corp.*                                      4,554,000
                                                                 ---------------
                                                                      39,292,475
                                                                 ---------------


           Consumer Products - 8.94%
 105,500   Ascend Communications, Inc.*                                6,554,188
  97,800   Blyth Industries, Inc.*                                     4,462,125
 131,900   Harland (John H.) Co.                                       4,352,700
 118,900   Jones Apparel Group, Inc.*                                  4,443,888
  94,600   Liz Claiborne, Inc.                                         3,653,925
  74,600   Meredith Corp.                                              3,935,150
  87,500   Safeskin Corp.*                                             4,265,625
 100,200   TJX Cos., Inc.                                              4,746,975
                                                                 ---------------
                                                                      36,414,576
                                                                 ---------------


           Electronics - 8.68%
 184,900   Ancor Communications, Inc.*                                 2,588,600
  69,400   Cascade Communications Corp.*                               3,825,675
 197,500   Digital Microwave Corp.*                                    5,505,313
  10,500   Dionex Corp.*                                                 367,500
  52,200   Electronics for Imaging, Inc.*                              4,293,450
 160,000   GenRad, Inc.*                                               3,720,000
  35,900   Intel Corp.                                                 4,700,656
 167,900   PMT Services, Inc.*                                         2,938,250
 130,400   Western Digital Corp.*                                      7,416,500
                                                                 ---------------
                                                                      35,355,944
                                                                 ---------------


           Retail - 6.20%
  28,800   Bed Bath & Beyond, Inc.*                                      698,400
 247,500   Claire's Stores, Inc.                                       3,217,500
  69,900   Gap, Inc.                                                   2,105,738
 102,300   Proffitts, Inc.*                                            3,772,313
 131,000   Ross Stores, Inc.                                           6,550,000
  89,500   Vons Cos., Inc.*                                            5,358,813
 162,500   Woolworth Corp.*                                            3,554,688
                                                                 ---------------
                                                                      25,257,452
                                                                 ---------------


           Chemicals and Drugs - 5.53%
  93,200   Dura Pharmaceuticals, Inc.*                                 4,450,300
 117,450   Jones Medical Industries, Inc.                              4,301,606
 152,400   Medeva Plc, ADR                                             2,571,750
  92,600   Medicis Pharmaceutical Corp., Class A*                      4,074,400
 165,000   Premark International, Inc.                                 3,671,250

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Aggressive Growth Fund
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
     Shares                                                           (Note 2)
--------------------------------------------------------------------------------
              Chemicals and Drugs (continued)
     52,200   Quintiles Transnational Corp.*                      $    3,458,250
                                                                  --------------
                                                                      22,527,556
                                                                  --------------

              Health Services - 4.60%
     83,800   Guidant Corp.                                            4,776,600
     74,400   HBO & Co.                                                4,417,500
     33,500   Health Management Associates, Inc.,
              Class A*                                                   753,750
     78,000   Medic Computer Systems, Inc.*                            3,144,375
     96,600   Oxford Health Plans, Inc.*                               5,657,138
                                                                  --------------
                                                                      18,749,363
                                                                  --------------

              Recreational Equipment - 1.46%
     57,300   Anchor Gaming*                                           2,306,325
     63,000   Fila Holding Spa, ADR                                    3,661,875
                                                                  --------------
                                                                       5,968,200
                                                                  --------------

              Building and Construction - 1.44%
     47,400   Loews Corp.                                              4,467,450
     59,100   Shaw Group, Inc.*                                        1,381,463
                                                                  --------------
                                                                       5,848,913
                                                                  --------------

              Consumer Staples - 1.15%
     72,300   Interstate Bakeries Corp.                                3,551,725
     10,000   Philip Morris Cos., Inc.                                 1,126,250
                                                                  --------------
                                                                       4,677,975
                                                                  --------------

              Metals and Mining - 1.05%
     24,200   Mueller Industries, Inc.*                                  931,700
    103,300   Oregon Metallurgical Corp.*                              3,331,425
                                                                  --------------
                                                                       4,263,125
                                                                  --------------

              Pollution Control - 0.99%
    127,400   U.S. Filter Corp.*                                       4,044,950
                                                                  --------------

              Business Services - 0.96%
     65,500   HFS, Inc.*                                               3,913,625
                                                                  --------------

              Paper and Forest - 0.95%
    139,500   Fort Howard Corp.*                                       3,862,406
                                                                  --------------

              Hotels-Leisure - 0.90%
    140,300   Hilton Hotels Corp.                                      3,665,338
                                                                  --------------

              Broadcasting - 0.29%
     36,300   Emmis Broadcasting Corp., Class A*                       1,188,825
                                                                  --------------

              Consumer Service - 0.15%
     17,400   Robert Half International, Inc.*                           598,125
                                                                  --------------
              Total Common Stocks                                    399,961,655
              (Cost $321,795,369)                                 --------------



  Par Value
  ---------

COMMERCIAL PAPER (A) - 2.92%

$11,910,000   Merrill Lynch & Co., Inc.
              6.50% 01/02/97                                          11,907,850
                                                                  --------------
              Total Commercial Paper                                  11,907,850
              (Cost $11,907,850)                                  --------------


     Shares
     ------

INVESTMENT COMPANIES - 0.03%

      3,707   ILA Prime Obligation Money
              Market Fund                                                  3,707
     90,491   ILA Prime Obligation Portfolio
              Fund, Class B                                               90,491
                                                                  --------------
              Total Investment Companies                                  94,198
              (Cost $94,198)                                      --------------


Total Investments - 101.11%                                          411,963,703
(Cost $333,797,417)                                               --------------

Net Other Assets and Liabilities - (1.11)%                            (4,521,670)
                                                                  --------------
Net Assets - 100.00%                                              $  407,442,033
                                                                  ==============

---------------------------------------
  *  Non income producing security.
(A)  Effective yield at time of purchase.
ADR  American Depositary Receipt



FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $333,797,417. Net unrealized appreciation (depreciation) aggregated $78,166,286, of which $88,115,042 related to appreciated investment securities and $(9,948,756) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1996 were $27,969,046. (Unaudited)

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $462,960,615 and $366,911,676 from non-governmental issuers, respectively.





                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                            (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 79.50%

             Retail - 20.95%
   104,100   Family Golf Centers, Inc.*                         $      3,136,012
   218,250   Fastenal Co.                                              9,984,937
   154,425   Global Directmail Corp.*                                  6,736,790
    27,975   MSC Industrial Direct Co., Class A*                       1,035,075
    31,825   O'Reilly Automotive, Inc.*                                1,018,400
   153,550   Petco Animal Supplies, Inc.*                              3,186,163
   159,775   Pet Food Warehouse, Inc.*                                   669,058
   154,700   Viking Office Products, Inc.*                             4,128,556
                                                                ----------------
                                                                      29,894,991
                                                                ----------------

             Business Services - 12.17%
   114,025   HFS, Inc.*                                                6,812,994
   429,175   Paging Network, Inc.*                                     6,544,919
    24,600   Paychex Inc.                                              1,265,362
    44,925   Profit Recovery Group International, Inc.*                  718,800
    77,700   Teletech Holdings, Inc.*                                  2,020,200
                                                                ----------------
                                                                      17,362,275
                                                                ----------------

              Finance - 8.95%
     35,800   Associates First Capital Corp., Class A                  1,579,675
        250   First Empire State                                          72,000
     10,600   Fifth Third Bancorp                                        665,812
     35,500   First USA Payment, Inc.*                                 1,202,562
    240,575   Insignia Financial Group, Inc., Class A*                 5,412,937
      4,500   Medallion Financial Corp.                                   68,625
     53,525   Protective Life Corp.                                    2,134,309
     50,925   Schwab (Charles) Corp.                                   1,629,600
                                                                ----------------
                                                                      12,765,520
                                                                ----------------
              Communications - 5.95%
     63,750   CommNet Cellular, Inc.*                                  1,777,031
     47,450   Millicom International Cellular SA*                      1,524,331
    118,525   Omnipoint Corp.*                                         2,281,606
    152,357   PriCellular Corp., Class A*                              1,752,106
     31,075   Univision Communications, Inc., Class A*                 1,149,775
                                                                ----------------
                                                                       8,484,849
                                                                ----------------
              Consumer Services - 5.89%
      8,975   Apollo Group, Inc., Class A*                               300,101
    189,375   Coinmach Laundry Corp.*                                  3,408,750
    152,075   CUC International, Inc.*                                 3,611,781
     31,600   Robert Half International*                               1,086,250
                                                                ----------------
                                                                       8,406,882
                                                                ----------------
              Food Services - 4.64%
     45,400   JP Foodservice, Inc.*                                    1,265,525
    138,818   Papa John's International, Inc.*                         4,685,108
     33,975   Planet Hollywood, Inc., Class A*                           671,006
                                                                ----------------
                                                                       6,621,639
                                                                ----------------
              Health Services - 4.43%
     23,825   Boston Scientific Corp.*                                 1,429,500
     38,250   Fresenius Medical Care, ADR*                             1,075,781
     82,100   Karrington Health, Inc.*                                 1,026,250
     42,675   Omnicare Inc.                                            1,370,934
     28,350   Teva Pharmaceutical                                      1,424,588
                                                                ----------------
                                                                       6,327,053
                                                                ----------------
              Building and Construction - 3.82%
     35,550   Barnett, Inc.*                                             968,738
     41,025   Dayton Superior Corp., Class A*                            538,453
     19,800   Littelfuse, Inc.*                                          960,300
      5,025   Littelfuse, Inc., (Warrants), exp. 12/27/01*               198,488
     66,950   Sealed Air Corp.*                                        2,786,794
                                                                ----------------
                                                                       5,452,773
                                                                ----------------
              Transportation - 3.67%
    132,025   Wisconsin Central Transport Corp.*                       5,231,491
                                                                ----------------
              Chemical and Drugs - 3.29%
     79,825   Culligan Water Technologies, Inc.*                       3,232,913
     45,125   Depotech Corp.*                                            738,922
     22,200   Forest Laboratories, Inc.*                                 727,050
                                                                ----------------
                                                                       4,698,885
                                                                ----------------
              Hotels -1.99%
     83,825   Choice Hotels International*                             1,477,416
     30,400   Doubletree Corp.*                                        1,368,000
                                                                ----------------
                                                                       2,845,416
                                                                ----------------
              Computers - 1.49%
     36,300   Concord EFS, Inc.*                                       1,025,475
     34,275   Safeguard Scientific, Inc.*                              1,088,231
      1,513   Sanchez Computer Associates, Inc.*                          11,915
                                                                ----------------
                                                                       2,125,621
                                                                ----------------
              Energy - 0.92%
     45,725   Trigen Energy Corp.                                      1,314,594
                                                                ----------------
              Utilities - 0.52%
     11,950   Cincinnati Bell, Inc.                                      736,419
                                                                ----------------
              Automotive Parts - 0.49%
     44,925   APS Holding Corp.*                                         696,338
                                                                ----------------
              Minerals and Mining - 0.33%
     11,325   Minerals Technologies, Inc.                                464,325
                                                                ----------------
              Total Common Stocks                                    113,429,071
                                                                ----------------
              (Cost $107,425,973)

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
     Shares                                                           (Note 2)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 13.51%
              United Kingdom - 12.83%
    556,706   Pizzaexpress, Plc                                 $      5,025,446
    103,617   Pizzaexpress, Restricted Shares*                           935,362
    713,614   Rentokil Group, Plc                                      5,361,102
    349,088   Wetherspoon (J.D.), Plc                                  6,989,514
                                                                ----------------
                                                                      18,311,424
                                                                ----------------

              France - 0.68%
      5,954   Grand Optical                                              963,179
                                                                ----------------
              Total Foreign Common Stocks                             19,274,603
                                                                ----------------
              (Cost $14,008,276)

  Par Value
  ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 8.73%

              Federal Home Loan Mortgage Corporation - 8.38%
$ 5,000,000   5.42%, 01/22/97                                          4,984,192
  5,000,000   5.18%, 01/24/97                                          4,983,453
  2,000,000   5.24%, 02/06/97                                          1,989,520
                                                                ----------------
                                                                      11,957,165
                                                                ----------------

              U.S. Treasury Bill - 0.35%
$   500,000   5.19%, 01/09/97
                                                                $        499,423
                                                                ----------------
              Total U.S. Government and
              Agency Obligations                                      12,456,588
                                                                ----------------
              (Cost $12,456,588)

COMMERCIAL PAPER (A) - 6.03%

  3,600,000   American Express Credit Corp.
              6.55%, 01/02/97                                          3,599,345
  5,000,000   General Electric Capital Corp.
              5.90%, 01/02/97                                          4,999,181
                                                                ----------------
              Total Commercial Paper                                   8,598,526
                                                                ----------------
              (Cost $8,598,526)

Total Investments - 107.77%                                          153,758,788
                                                                ----------------
(Cost $142,489,363)
Net Other Assets and Liabilities - (7.77)%                           (11,078,548)
                                                                ----------------
Net Assets - 100.00%                                            $    142,680,240
                                                                ================

------------------------------------------
  *  Non income producing security.
ADR  American Depositary Receipt
(A)  Effective yield at time of purchase.

------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                                               Unrealized
  Currency        Contracts To        Settlement      Contracts At        In Exchange         Appreciation
    Value           Deliver             Dates            Value             For U.S. $        (Depreciation)
  ---------       ------------        ----------      ------------        -----------        --------------
    850,000           GBP              01/16/97        $ 1,452,556        $ 1,326,000           $  (126,556)
  1,000,000           GBP              01/24/97          1,708,890          1,550,300              (158,590)
  1,050,000           GBP              05/27/97          1,794,334          1,763,790               (30,544)
      5,000           GBP              06/04/97              8,545              8,352                  (193)
                                                       -----------        -----------           -----------
                                                       $ 4,964,325        $ 4,648,442           $  (315,883)
                                                       ===========        ===========           ===========

------------------------------------
GBP     British Pound

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $142,573,388. Net unrealized appreciation (depreciation) aggregated $11,185,400, of which $18,060,303 related to appreciated investment securities and $(6,874,903) related to depreciated investment securities.

As of December 31, 1996, the portfolio had capital loss carryforwards of $2,360,458 which expires in 2004.

For the year ended December 31, 1996, the Portfolio has elected to defer $295,407 of capital losses and $248,534 in currency losses attributable to Post-October Losses.

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $173,016,119 and $82,286,672 from non-governmental issuers, respectively.


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
    Shares                                                     (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 93.05%

             Australia - 7.23%
  270,340    Broken Hill Proprietary Co., Ltd.                  $ 3,847,762
  656,720    National Australia Bank, Ltd.                        7,719,723
  711,270    News Corp Ltd.                                       3,751,132
  402,900    WMC Ltd.                                             2,537,641
                                                                -----------
                                                                 17,856,258
                                                                -----------

             Finland - 0.71%
   83,300    UPM-Kymmene*                                         1,744,073
                                                                -----------

             France - 1.35%
   31,000    Michelin, Class B                                   1,670,233
   18,330    Elf Aquitaine                                       1,665,262
                                                               -----------
                                                                 3,335,495
                                                               -----------

             Germany - 5.58%
   95,970    Hoechst AG                                          4,440,089
   10,395    Mannesmann AG                                       4,466,633
   44,060    Siemens AG                                          2,041,884
   49,100    Veba AG                                             2,819,625
                                                               -----------
                                                                13,768,231
                                                               -----------

             Hong Kong - 1.15%
  132,600    HSBC Holdings                                       2,837,144
                                                               -----------

             Indonesia - 4.37%
  735,000    Gudang Garam                                        3,173,333
  800,000    PT Hanjaya Mandala Sampoerna                        4,266,666
  263,000    Hero Supermarkets                                     194,815
  767,000    Mayora Indah                                          357,122
  716,000    PT Indocement Tunggal Prakarsa                      1,091,047
  986,000    Telekomunikasi Indonesia                            1,700,719
                                                               -----------
                                                                10,783,702
                                                               -----------

             Ireland - 1.54%
  162,000    Allied Irish Banks                                  1,074,814
  923,350    Smurfit (Jefferson) Group                           2,719,243
                                                               -----------
                                                                 3,794,057
                                                               -----------

             Italy - 1.12%
  608,010    STET Societa Finanziaria Telefonica                 2,759,138
                                                               -----------

             Japan - 2.09%
  234,000    Canon, Inc.                                         5,161,023
                                                               -----------

             Malaysia - 4.58%
  483,000    Development &
             Commercial Bank Holdings, Berhad                    1,654,302
  349,000    Hume Industries, Berhad                             2,197,223
  955,200    Sime-Darby, Berhad                                  3,763,301
  409,000    United Engineers, Berhad                            3,692,409
                                                               -----------
                                                                11,307,235
                                                               -----------

             Mexico - 0.59%
  691,700    Grupo Financiero Banamex, Series B                  1,460,368
                                                               -----------

             Netherlands - 10.51%
   80,588    ABN-Amro Holdings                                   5,236,687
   16,010    Dutch State Mines                                   1,577,179
  320,250    Elsevier, NV                                        5,406,198
  126,693    ING Groep, NV                                       4,555,782
   25,931    Nutricia Ver Bedrijven                              3,935,215
   13,270    Royal Dutch Petroleum                               2,323,754
   76,655    Royal PTT Nederland, ADR                            2,920,423
                                                               -----------
                                                                25,955,238
                                                               -----------

             Philippines - 0.82%
  460,300    San Miguel, Class B                                 2,030,221
                                                               -----------

             Singapore - 7.25%
  500,000    City Developments, Ltd.                             4,503,799
  361,000    Development Bank of Singapore                       4,877,615
  335,600    Fraser and Neave, Ltd., Ord                         3,454,800
  256,800    Singapore Press                                     5,066,903
                                                               -----------
                                                                17,903,117
                                                               -----------

             Spain - 1.80%
   29,465    Banco De Santander                                  1,882,407
  154,300    Iberdrola SA                                        2,182,679
   10,000    Repsol                                                382,856
                                                               -----------
                                                                 4,447,942
                                                               -----------

             Sweden - 0.92%
   43,100    Pharmacia & Upjohn, Inc.                            1,764,266
   37,700    Stora Kopparbergs Bergslags Aktiebolag, Series A      519,008
                                                               -----------
                                                                 2,283,274
                                                               -----------

             Switzerland - 8.55%
    5,024    Alusuisse Lonza Holdings, REGD                      3,992,347
    7,877    Novartis AG*                                        8,993,638
      447    Roche Holdings AG                                   3,467,217
    4,371    Schweiz Ruckverisch, REGD                           4,651,867
                                                               -----------
                                                                21,105,069
                                                               -----------

             Thailand - 1.99%
  314,800    Bangkok Bank Public Co., Ltd.                       3,044,863
  297,800    Thai Farmers Bank Public Co., Ltd.                  1,858,344
   26,100    Thai Farmers Bank Public Co., Ltd.
             (Warrants), exp. 09/15/02*                                  0
                                                               -----------
                                                                 4,903,207
                                                               -----------

             United Kingdom - 30.90%
  271,350    Barclays Bank, Plc                                  4,645,933
  749,750    B.A.T. Industries, Plc                              6,216,364
  553,577    BTR, Plc                                            2,690,436
  196,000    Cable & Wireless, Plc                               1,628,439
  381,530    Cadbury Schweppes, Plc                              3,215,593
  187,350    Chubb Security, Plc                                 1,046,799
  171,630    EMI Group, Plc                                      4,053,204

                                             See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
  Shares                                                            (Note 2)
--------------------------------------------------------------------------------
             United Kingdom (continued)
   24,000    General Accident, Plc                             $      314,811
  333,700    General Electric Co., Plc                              2,181,453
  185,300    Glaxo Wellcome, Plc                                    3,006,145
  293,100    Granada Group, Plc                                     4,322,533
  263,409    Grand Metropolitan, Plc                                2,069,043
  499,800    Ladbroke Group, Plc                                    1,975,761
  594,550    Lloyds TSB Group, Plc                                  4,380,138
  245,000    Medeva, Plc                                            1,071,231
  279,100    Premier Farnell, Plc                                   3,586,955
  503,750    Prudential Corp., Plc                                  4,237,062
  400,300    Safeway, Plc                                           2,767,535
  406,280    Scottish Power, Plc                                    2,447,340
  191,000    Shell Transportation & Trading, Plc                    3,306,172
  308,600    Siebe Plc                                              5,714,120
  472,850    TI Group, Plc                                          4,709,476
  433,300    Vodafone Group, Plc                                    1,827,813
  172,550    Zeneca Group, Plc                                      4,864,818
                                                               --------------
                                                                   76,279,174
                                                               --------------
             Total Common Stocks                                  229,713,966
             (Cost $191,950,213)                               --------------

PREFERRED STOCK - 0.28%

  153,835    News Corp., Ltd. (Australia)                     $      684,231
                                                              --------------
             Total Preferred Stock                                   684,231
             (Cost $632,568)                                  --------------

INVESMENT COMPANIES - 4.45%

5,049,038    ILA Prime Obligation Portfolio Fund, Class B          5,049,038
5,942,252    Lehman Brothers Prime Fund, Class A                   5,942,252
                                                              --------------
             Total Investment Companies                           10,991,290
             (Cost $10,991,290)                               --------------

Total Investments - 97.78%                                       241,389,487
                                                              --------------
(Cost $203,574,071)
Net Other Assets and Liabilities - 2.22%                           5,487,449
                                                              --------------
Net Assets - 100.00%                                          $  246,876,936
                                                              ==============

--------------------------------------------------------------------------------

*    Non income producing security.
ADR  American Depositary Receipt

Industry Concerntration of Common and Preferred Stocks as Percentage
--------------------------------------------------------------------
of Total Value of Investments:
------------------------------
Finance                                24.00%
Chemicals and Drugs                    11.82
Telecommunications                      7.58
Durable Goods                           7.33
Consumer Goods and Services             6.75
Electronics                             6.52
Tobacco                                 5.53
Food and Beverage                       4.94
Utilities                               4.52
Energy                                  3.99
Building and Construction               3.32
Basic Materials                         3.18
Paper                                   2.02
Metals and Mining                       1.03
Leisure and Entertainment               0.80
                                      -------
Total                                  93.33%
                                      =======

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                                 Unrealized
 Currency    Contracts To   Settlement      Contracts At     In Exchange        Appreciation
  Value        Deliver        Dates            Value          for U.S. $       (Depreciation)
----------   ------------   ----------      ------------    -------------      --------------
 7,519,000       CHF         01/17/97       $ 5,617,697       $ 6,004,392       $   386,695
13,552,000       CHF         02/19/97        10,169,256        10,754,702           585,446
10,523,000       DEM         02/27/97         6,861,226         6,989,380           128,154
 5,331,000       DEM         02/03/97         3,470,733         3,485,680            14,947
 9,875,000       NLG         01/16/97         5,727,161         5,790,091            62,930
 8,553,000       NLG         03/05/97         4,971,049         4,902,135           (68,914)
10,670,000       NLG         03/17/97         6,206,731         6,202,226            (4,505)
                                            -----------       -----------       -----------
                                            $43,023,853       $44,128,606       $ 1,104,753
                                            ===========       ===========       ===========

----------------------------
CHF  Swiss Francs
DEM  Deutsche Marks
NLG  Dutch Guilders

See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued - December 31, 1996
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $203,574,128. Net unrealized appreciation (depreciation) aggregated $37,815,359, of which $45,043,514 related to appreciated investment securities and $(7,228,155) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $93,489. (Unaudited)

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $128,393,104 and $30,071,184 from non-governmental issuers, respectively.





                                             See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SELECT GROWTH FUND
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS of December 31, 1996
--------------------------------------------------------------------------------

                                                                  Value
   Shares                                                        (Note 2)
---------------------------------------------------------------------------
COMMON STOCKS - 96.57%
             Chemicals and Drugs - 15.74%
   79,500    Abbott Laboratories                               $ 4,034,625
   23,500    Clorox Co.                                          2,358,812
   43,000    duPont (E.I.) deNemours & Co.                       4,058,125
   31,600    Lilly (Eli) & Co.                                   2,306,800
   63,100    Merck & Co., Inc.                                   5,000,675
  106,500    Monsanto Co.                                        4,140,187
   58,100    Pfizer, Inc.                                        4,815,037
   75,100    Praxair, Inc.                                       3,463,987
   32,900    Sherwin-Williams Co.                                1,842,400
   52,800    Warner-Lambert Co.                                  3,960,000
                                                               -----------
                                                                35,980,648
                                                               -----------

             Finance - 13.48%
   44,300    American Express Co.                                2,502,950
   38,500    Bank of Boston Corp.                                2,473,625
   42,100    BankAmerica Corp.                                   4,199,475
   66,200    Barnett Banks, Inc.                                 2,722,475
   25,700    Chase Manhattan Corp.                               2,293,725
   46,200    Citicorp                                            4,758,600
   58,400    Federal National Mortgage Association               2,175,400
   27,600    Franklin Resources, Inc.                            1,887,150
   20,200    Household International, Inc.                       1,863,450
   64,975    MBNA Corp.                                          2,696,462
   71,166    Travelers Group, Inc.                               3,229,157
                                                               -----------
                                                                30,802,469
                                                               -----------

             Technology - 12.04%
   62,100    Cisco Systems, Inc.*                                3,951,113
   32,600    Compaq Computer Corp.*                              2,420,550
   74,725    Computer Associates International, Inc              3,717,569
   28,100    Computer Sciences Corp.*                            2,307,713
   63,400    EMC Corp.*                                          2,100,125
   66,200    Honeywell, Inc.                                     4,352,650
   64,000    Microsoft Corp.*                                    5,288,000
   31,000    Parametric Technology Corp.*                        1,592,625
   24,300    3Com Corp.*                                         1,783,013
                                                               -----------
                                                                27,513,358
                                                               -----------

             Durable Goods - 9.30%
   27,900    Cascade Communications Corp.*                       1,537,987
   34,300    Case Corp.                                          1,869,350
   53,300    CompUSA, Inc.*                                      1,099,313
   59,600    General Electric Co.                                5,892,950
   37,300    Intel Corp.                                         4,883,969
   44,000    PeopleSoft, Inc.*                                   2,109,250
   38,000    Tellabs, Inc.*                                      1,429,750
   38,100    Texas Instruments, Inc.                             2,428,875
                                                               -----------
                                                                21,251,444
                                                               -----------

             Retail - 7.70%
   58,600    CVS Corp.                                           2,424,575
   64,700    Dayton-Hudson Corp.                                 2,539,475
   55,800    Federated Department Stores, Inc.*                  1,904,175
   44,400    Harcourt General, Inc.                              2,047,950
   44,600    Safeway, Inc.*                                      1,906,650
  102,600    Sears Roebuck & Co.                                 4,732,425
   51,200    Walgreen Co.                                        2,048,000
                                                               -----------
                                                                17,603,250
                                                               -----------

             Consumer Products - 7.62%
   47,800    Avon Products, Inc.                                 2,730,575
   57,300    Eastman Kodak Co.                                   4,598,325
   46,600    Liz Claiborne, Inc.                                 1,799,925
   61,300    Nike, Inc., Class B                                 3,662,675
   74,400    RJR Nabisco Holdings Corp.                          2,529,600
   44,200    TJX Cos., Inc.                                      2,093,975
                                                               -----------
                                                                17,415,075
                                                               -----------

             Energy - 7.08%
   57,500    Baker Hughes, Inc.                                  1,983,750
   23,300    British Petroleum Co. Plc, ADR                      3,294,038
   56,600    Enron Corp.                                         2,440,875
   41,000    Halliburton Co.                                     2,470,250
   28,800    Schlumberger, Ltd.                                  2,876,400
   60,400    Sonat, Inc.                                         3,110,600
                                                               -----------
                                                                16,175,913
                                                               -----------

             Health Services - 6.90%
   44,200    Cardinal Health, Inc.                               2,574,650
   43,800    HBO & Co.                                           2,600,625
   49,800    HEALTHSOUTH Corp.*                                  1,923,525
   55,500    Johnson & Johnson                                   2,761,125
   31,200    Medtronic, Inc.                                     2,121,600
   27,900    Oxford Health Plans, Inc.*                          1,633,894
   54,900    United States Surgical Corp.                        2,161,687
                                                               -----------
                                                                15,777,106
                                                               -----------

             Aerospace-Aircraft - 4.70%
   43,100    Boeing Co.                                          4,584,763
   29,700    Textron, Inc.                                       2,799,225
   50,900    United Technologies Corp.                           3,359,400
                                                               -----------
                                                                10,743,388
                                                               -----------

             Consumer Staples - 2.61%
   76,600    Gillette Co.                                        5,955,650
                                                               -----------

             Printing and Publishing - 1.99%
   31,400    Gannett Co., Inc.                                   2,351,075
   27,700    Tribune Co.                                         2,184,838
                                                               -----------
                                                                 4,535,913
                                                               -----------

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                              Select Growth Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued - December 31, 1996
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------
           Communications - 1.68%
   15,800  Cincinnati Bell, Inc.                 $    973,675
   72,100  Sprint Corp.                             2,874,988
                                                 ------------
                                                    3,848,663

           Business Services - 1.63%
   60,354  First Data Corp.                         2,202,921
   25,400  HFS, Inc.*                               1,517,650
                                                 ------------
                                                    3,720,571
                                                 ------------

           Hotels-Leisure - 1.11%
   45,900  Marriott International, Inc.             2,535,975
                                                 ------------

           Food and Beverage - 1.09%
   31,100  Campbell Soup Co.                        2,495,775
                                                 ------------

           Building and Construction - 1.01%
   19,900  Armstrong World Industries, Inc.         1,383,050
   26,000  Lowe's Cos., Inc.                          923,000
                                                 ------------
                                                    2,306,050
                                                 ------------

           Consumer Service - 0.89%
   72,900  Service Corp. International              2,041,200
                                                 ------------
           Total Common Stocks                    220,702,448
           (Cost $195,782,234)                   ------------


--------------------------------------------------------------
                                                      Value
 Par Value                                           (Note 2)
--------------------------------------------------------------
CERTIFICATE OF DEPOSIT - 1.31%

$3,000,000 Bayerische Vereinsbank AG
           6.30%, 11/25/98                       $  3,000,000
                                                 ------------
           Total Certificate of Deposit             3,000,000
           (Cost $3,000,000)                     ------------

COMMERCIAL PAPER (A) - 6.96%

2,500,000  Federal Home Loan Bank
           5.61%, 06/12/97                          2,441,162
3,000,000  Federal National Mortgage Association
           5.34%, 03/17/97                          2,966,625
10,500,000 Rohm & Haas Co.
           6.75%, 01/02/97                         10,498,031
                                                 ------------
           Total Commercial Paper                  15,905,818
           Cost ($15,905,818)                    ------------


   Shares
   ------

INVESTMENT COMPANY - 0.00%

    3,821  lLA Prime Obligation Portfolio
           Fund, Class B                                3,821
                                                 ------------
           Total Investment Company                     3,821
           (Cost $3,821)                         ------------


Total Investments - 104.84%                       239,612,087
(Cost $214,691,873)                              ------------

Net Other Assets and Liabilities - (4.84)%        (11,060,836)
                                                 ------------
Net Assets -100.00%                              $228,551,251
                                                 ============

-----------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.
ADR  American Depositary Receipt

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $214,739,419. Net unrealized appreciation (depreciation) aggregated $24,872,668, of which $28,302,023 related to appreciated investment securities and $(3,429,355) related to depreciated investment securities.

As of December 31, 1996, the portfolio had no capital loss carryforwards. During 1996, the fund utilized $2,730,483 of its capital loss carryforwards.

Distributions from long-term capital gains for the year ended December 31,1996 were $32,238,283. (Unaudited)

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $325,085,392 and $265,819,880 from non-governmental issuers , respectively.



                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 88.93%

           Durable Goods - 12.71%
  154,600  Corning, Inc.                        $   7,150,250
  106,200  Crown Cork & Seal Co., Inc.              5,774,625
   64,000  General Electric Co.                     6,328,000
  314,500  Hanson Plc, ADR                          2,122,875
   92,500  McDermott International, Inc.            1,537,813
   20,600  Rockwell International Corp.*            1,254,025
   58,300  Texas Instruments, Inc.                  3,716,625
  313,000  Westinghouse Electric Corp.              6,220,875
   65,700  Xerox Corp.                              3,457,463
                                                -------------
                                                   37,562,551
                                                -------------

           Chemicals and Drugs - 11.33%
   87,800  Air Products & Chemicals, Inc.           6,069,175
   82,800  Allegiance Corp.                         2,287,350
   63,000  duPont (E.I.) deNemours & Co.            5,945,625
  104,200  Grace (W.R.) & Co.                       5,392,350
   36,400  Merck & Co., Inc.                        2,884,700
   92,000  Monsanto Co.                             3,576,500
  131,300  Pharmacia & Upjohn, Inc.                 5,202,763
   28,600  Warner-Lambert Co.                       2,145,000
                                                -------------
                                                   33,503,463
                                                -------------

           Finance - 11.17%
   89,000  Aetna Life & Casualty Co.                7,120,000
   58,900  Ahmanson (H.F.) & Co.                    1,914,250
   43,500  American Express Co.                     2,457,750
   70,000  Chase Manhattan Corp.                    6,247,500
   38,700  Citicorp                                 3,986,100
  106,800  Northern Trust Corp.                     3,871,500
  219,000  TIG Holdings, Inc.                       7,418,625
                                                -------------
                                                   33,015,725
                                                -------------

           Consumer Products - 9.64%
  123,700  Anheuser-Busch Cos., Inc.                4,948,000
   51,100  Avon Products, Inc.                      2,919,088
   50,200  Eastman Kodak Co.                        4,028,550
   19,000  Kellogg Co.                              1,246,875
   77,500  Nabisco Holdings Corp., Class A          3,012,813
   34,200  RJR Nabisco Holdings Corp.               1,162,800
   30,100  Seagram Co., Ltd.                        1,166,375
  120,500  Tupperware Corp.                         6,461,813
   70,300  Varian Associates, Inc.                  3,576,513
                                                -------------
                                                   28,522,827
                                                -------------

           Technology - 7.33%
  186,500  AirTouch Communications, Inc.*           4,709,125
  116,400  Electronic Data Systems Corp.            5,034,300
   61,100  Honeywell, Inc.                          4,017,325
   36,600  International Business Machines Corp.    5,526,600
   54,700  ITT Corp.*                               2,372,613
                                                -------------
                                                   21,659,963
                                                -------------

           Energy - 7.31%
  100,000  Amerada Hess Corp.                       5,787,500
   36,500  Amoco Corp.                              2,938,250
   43,400  Chevron Corp.                            2,821,000
   87,877  IMC Global, Inc.                         3,438,188
   86,400  Oryx Energy Co.*                         2,138,400
   60,000  Tenneco, Inc.                            2,707,500
   60,387  Union Pacific Resources Co.              1,766,320
                                                -------------
                                                   21,597,158
                                                -------------

           Printing and Publishing - 6.29%
   68,400  Reader's Digest Association, Inc.,
           Class A                                  2,753,100
  123,800  Time Warner, Inc.                        4,642,500
   92,400  Tribune Co.                              7,288,050
  211,100  U.S. West, Inc., Media Group*            3,905,350
                                                -------------
                                                   18,589,000
                                                -------------

           Aerospace-Aircraft - 6.20%
   44,500  AMR Corp.                                3,921,563
   19,546  Boeing Co.                               2,079,206
   60,000  Lockheed Martin Corp.                    5,490,000
   33,700  Northrop Grumman Corp.                   2,788,675
   95,200  Sundstrand Corp.                         4,046,000
                                                -------------
                                                   18,325,444
                                                -------------

           Metals and Mining - 2.88%
  198,100  Allegheny Teledyne, Inc.                 4,556,300
   14,800  Molten Metal Technology, Inc.*             173,900
   56,000  Phelps Dodge Corp.                       3,780,000
                                                -------------
                                                    8,510,200
                                                -------------

           Utilities - 2.74%
   53,400  NYNEX Corp.                              2,569,875
  170,000  WMX Technologies, Inc.                   5,546,250
                                                -------------
                                                    8,116,125
                                                -------------

           Consumer Staples - 2.40%
  105,300  Black & Decker Corp.                     3,172,163
   68,000  Litton Industries, Inc.*                 3,238,492
    6,100  Philip Morris Cos., Inc.                   687,013
                                                -------------
                                                    7,097,668
                                                -------------

           Health Services - 2.38%
  160,000  Baxter International, Inc.               6,560,000
    9,800  Johnson & Johnson                          487,550
                                                -------------
                                                    7,047,550
                                                -------------

           Retail - 2.12%
  144,800  Wal-Mart Stores, Inc.                    3,312,300
  135,500  Woolworth Corp.*                         2,964,064
                                                -------------
                                                    6,276,364
                                                -------------

           Automotive - 1.92%
  110,000  Ford Motor Co.                           3,506,250
   38,500  General Motors Corp., Class H            2,165,625
                                                -------------
                                                    5,671,875
                                                -------------

                        See Notes to Financial Statements.
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                   Value
   Shares                                                        (Note 2)
--------------------------------------------------------------------------------
           Manufacturing - 1.18%
  152,800  Owens-Illinois, Inc.*                             $   3,476,200
                                                             -------------

           Hotels-Leisure - 1.33%
  246,000  Host Marriott Corp.*                                  3,936,000
                                                             -------------
           Total Common Stocks                                 262,908,113
           (Cost $219,239,811)                               -------------


PREFERRED STOCKS - 3.23%

   30,100  AirTouch Communications, Inc., Class B                  820,225
   93,600  Globalstar Telecommunications, Ltd.                   4,960,800
   42,700  Microsoft Corp., Series A*                            3,762,938
                                                             -------------
           Total Preferred Stocks                                9,543,963
           (Cost $8,768,793)                                 -------------


Par Value
---------
CORPORATE NOTES AND BONDS - 1.46%

$ 1,000,000  Ford Motor Credit Co., MTN
             7.75%, 04/29/97                                     1,006,450
    465,000  General Motors Acceptance Corp., MTN
             7.85%, 11/17/97                                       472,928
  1,490,000  Molten Metal Technology, Inc.
             5.50%, 05/01/06 (A)                                 1,005,750
  1,500,000  Platinum Technology, Inc.
             6.75%, 11/15/01                                     1,826,250
                                                             -------------
             Total Corporate Notes and Bonds                     4,311,378
             (Cost $4,484,232)                               -------------


U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.17%

             Federal National Mortgage Association - 2.34%
  7,000,000  5.34%, 03/17/97                                     6,922,125
                                                             -------------
             Federal Home Loan Bank - 0.83%
  2,500,000  5.61%, 06/12/97                                     2,441,163
                                                             -------------
             Total U.S. Government Agency Obligations            9,363,288
             (Cost $9,363,288)                               -------------

CERTIFICATE OF DEPOSIT - 0.67%

$ 2,000,000  Bayerische Vereinsbank AG
             6.30%, 11/25/98                                 $   2,000,000
                                                             -------------
             Total Certificate of Deposit                        2,000,000
             (Cost $2,000,000)                               -------------


COMMERCIAL PAPER (B) - 4.05%

  1,000,000  Cofco Capital Corp.
             5.55%, 02/19/97                                       992,446
  4,000,000  Receivables Capital Corp.
             5.57%, 01/28/97                                     3,983,290
  7,000,000  Rohm & Haas Co.
             6.75%, 01/02/97                                     6,998,688
                                                             -------------
             Total Commercial Paper                             11,974,424
             (Cost $11,974,424)                              -------------


Shares
------

INVESTMENT COMPANY - 0.03%

     98,994  Goldman Sachs Financial Square Prime
             Obligation Portfolio Fund                              98,994
                                                             -------------
             Total Investment Company                               98,994
             (Cost $98,994)                                  -------------


Total Investments - 101.54%                                    300,200,160
             (Cost $255,929,542)
Net Other Assets and Liabilities - (1.54)%                      (4,562,173)
                                                             -------------
Net Assets - 100.00%                                          $295,637,987
                                                             =============

-----------------------------------
 *   Non income producing security.
MTN  Medium Term Note
ADR  American Depositary Receipt

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1996, this security amounted to $1,005,750 or 0.34% of net assets.
(B)  Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $255,929,724. Net unrealized appreciation (depredation) aggregated $44,270,436, of which $49,153,318 related to appreciated investment securities and $(4,882,882) related to depreciated investment securities.

Distributions form long-term capital gains for the year ended December 31, 1996 were $9,132,496. (Unaudited)

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $209,852,284 and $152,654,285 from non-governmental issuers, and $20,096,631 and $20,107,344 from U.S. Government and Agency issuers, respectively.

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                              SELECT INCOME FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                   Moody's Ratings      Value
 Par Value                                         (Unaudited)         (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 46.09%

             Federal National Mortgage Association (B) - 14.60%
 $  265,694  7.00%, 07/01/23, Pool # 050765              Aaa         $   261,295
  1,250,000  8.00%, 07/25/23, REMIC                      Aaa           1,326,563
    272,433  7.00%, 12/01/23, Pool # 240476              Aaa             267,494
    268,064  7.00%, 01/01/24, Pool # 261764              Aaa             263,204
     42,536  7.00%, 05/01/24, Pool # 265289              Aaa              41,765
    391,073  7.00%, 06/01/24, Pool # 283173              Aaa             383,983
    877,601  7.00%, 06/01/24, Pool # 284717              Aaa             861,690
    355,112  7.00%, 07/01/25, Pool # 307012              Aaa             347,453
    304,344  7.00%, 07/01/25, Pool # 315035              Aaa             297,779
    195,361  7.00%, 07/01/25, Pool # 317579              Aaa             191,147
    906,184  7.00%, 08/01/25, Pool # 250345              Aaa             886,638
    215,510  7.00%, 08/01/25, Pool # 318107              Aaa             210,861
    151,829  7.00%, 08/01/25, Pool # 318348              Aaa             148,554
    780,949  7.00%, 08/01/25, Pool # 318863              Aaa             764,104
    425,405  7.00%, 08/01/25, Pool # 319485              Aaa             416,229
    450,101  7.00%, 08/01/25, Pool # 320333              Aaa             440,392
    298,775  7.00%, 09/01/25, Pool # 303555              Aaa             292,330
    350,381  7.00%, 09/01/25, Pool # 317782              Aaa             342,824
    376,104  6.50%, 01/01/26, Pool # 335089              Aaa             359,180
    243,703  6.50%, 03/01/26, Pool # 340878              Aaa             232,432
    292,435  7.00%, 04/01/26, Pool # 303841              Aaa             286,303
    626,602  6.50%, 04/01/26, Pool # 344046              Aaa             598,060
    774,785  6.50%, 05/01/26, Pool # 338413              Aaa             738,951
  1,384,660  7.00%, 09/01/26, Pool # 345859              Aaa           1,355,180
                                                      -----------
                                                       11,314,411
                                                      -----------

             Government National Mortgage Association (B) - 7.83%
    139,408  9.00%, 05/15/16, Pool # 160578              Aaa             149,476
    219,363  9.00%, 07/15/16, Pool # 162910              Aaa             235,332
    538,553  9.00%, 10/15/16, Pool # 188832              Aaa             577,760
    202,885  9.00%, 08/15/17, Pool # 231937              Aaa             217,233
    400,726  9.00%, 12/15/17, Pool # 780201              Aaa             431,903
     48,879  9.00%, 07/15/18, Pool # 257346              Aaa              52,336
     16,135  9.00%, 11/15/19, Pool # 281963              Aaa              17,209
     34,417  7.50%, 03/15/23, Pool # 342553              Aaa              34,578
    845,688  7.00%, 07/15/23, Pool # 326534              Aaa             831,683
    356,208  7.00%, 11/15/23, Pool # 370890              Aaa             349,974
    395,881  7.00%, 02/15/24, Pool # 376403              Aaa             388,953
    387,066  7.00%, 07/15/24, Pool # 352919              Aaa             380,292
    139,027  9.00%, 08/15/24, Pool # 352129              Aaa             146,846
    844,228  9.00%, 08/15/24, Pool # 403934              Aaa             891,708
    235,057  9.00%, 11/15/24, Pool # 780029              Aaa             251,729
    204,577  9.00%, 01/15/25, Pool # 403688              Aaa             215,637
    288,494  7.00%, 07/15/25, Pool # 780204              Aaa             283,446
     75,528  9.00%, 10/15/25, Pool # 380235              Aaa              79,775
    503,885  9.00%, 08/15/26, Pool # 431960              Aaa             530,948
                                                      -----------
                                                        6,066,818
                                                      -----------

             U.S. Treasury Bond - 8.38%
  4,000,000  8.13%, 08/15/19                             Aaa           4,626,880
  1,650,000  7.88%, 02/15/21                             Aaa           1,865,000
                                                                     -----------
                                                                       6,491,880
                                                                     -----------

             U.S. Treasury Notes - 7.12%
  1,000,000  6.75%, 05/31/97                             Aaa           1,005,160
    375,000  5.13%, 02/28/98                             Aaa             372,596
    300,000  5.38%, 05/31/98                             Aaa             298,452
    450,000  6.25%, 07/31/98                             Aaa             452,885



  2,000,000  5.13%, 11/30/98                             Aaa           1,973,440
    300,000  6.88%, 07/31/99                             Aaa             306,093
    225,000  7.13%, 02/29/00                             Aaa             231,644
    675,000  6.13%, 07/31/00                             Aaa             675,000
    200,000  6.38%, 08/15/02                             Aaa             201,312
                                                                     -----------
                                                                       5,516,582
                                                                     -----------

             Federal Home Loan Mortgages - 6.30%
    369,771  6.50%, 03/01/26, Pool # D69086              Aaa             353,941
    550,166  6.50%, 04/01/26, Pool # D69873              Aaa             526,140
    987,517  7.50%, 05/01/26, Pool # D71610              Aaa             989,018
    492,985  7.50%, 07/01/26, Pool # D72669              Aaa             493,734
    663,472  7.50%, 08/01/26, Pool # C00473              Aaa             664,481
    195,281  7.50%, 08/01/26, Pool # D73511              Aaa             195,578
    197,332  7.50%, 08/01/26, Pool # D73883              Aaa             197,632
    493,987  7.50%, 09/01/26, Pool # D74184              Aaa             494,738
    966,567  7.50%, 09/01/26, Pool # D74568              Aaa             968,036
                                                                     -----------
                                                                       4,883,298
                                                                     -----------

             U.S. Treasury Bond, Interest Strip - 1.46%
  1,300,000  4.30%, 08/15/08*                            Aaa             607,880
    825,000  3.44%, 05/15/18*                            Aaa             192,027
  1,525,000  3.35%, 02/15/19*                            Aaa             335,759
                                                                     -----------
                                                                       1,135,666
                                                                     -----------

             U.S. Agency Bond - 0.40%
    304,807  Federal Deposit Insurance Corp.
             Series 1994-C1, REMIC
             7.85%, 09/25/25                             Aaa             308,712
                                                                     -----------
             Total U.S. Government
             and Agency Obligations                                   35,717,367
                                                                     -----------
             (Cost $35,409,385)

CORPORATE NOTES AND BONDS - 41.04%

             Finance - 14.18%
    600,000  Advanta Corp., Series B, MTN
             7.00%, 05/01/01                             Baa             601,272
    550,000  BHP Finance USA, Ltd.
             6.42%, 03/01/26                               A             544,451
    618,421  Chase Commercial Mortgage
             Securities
             7.60%, 12/18/05                              NR             637,555
    500,000  Duke Realty, LP
             7.25%, 09/22/02                             Baa             496,945
    450,000  Finova Capital Corp.
             6.45%, 06/01/00                             Baa             448,430
    275,000  Ford Motor Credit Co.
             6.85%, 08/15/00                               A             277,527
    325,000  Ford Motor Credit Co.
             5.75%, 01/25/01                               A             314,620

                        See Notes to Financial Statements.
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                              Select Income Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                   Moody's Ratings       Value
  Par Value                                          (Unaudited)       (Note 2)
--------------------------------------------------------------------------------
             Finance (continued)
$   400,000  Franchise Finance Corp. of America
             7.00%, 11/30/00                             Baa       $     400,116
    600,000  General Electric Capital Corp.
             6.66%, 05/01/18                             Aaa             603,756
    550,000  General Motors Acceptance Corp., MTN
             6.70%, 04/30/01                               A             551,535
    650,000  Green Tree Financial Corp.
             7.24%, 11/15/28                              NR             638,014
    125,000  Greyhound Financial Corp.
             8.50%, 02/15/99                             Baa             130,196
  1,100,000  Highwoods/Forsyth, LP
             6.75%, 12/01/03                             Baa           1,079,177
    500,000  Integra Financial Corp.
             Subordinate Note
             6.50%, 04/15/00                               A             497,275
  1,000,000  Merrill Lynch Mortgage Investors, Inc.
             6.96%, 12/21/28                              NR             929,380
    625,000  Sears Roebuck Acceptance Corp., MTN
             6.69%, 04/30/01                               A             626,725
    600,000  Security Connecticut Corp., MTN
             7.13%, 03/01/03                             Baa             588,408
    450,000  TIG Holdings, Inc.
             8.13%, 04/15/05                             Baa             475,187
  1,150,000  United Companies Financial Corp.
             7.70%, 01/15/04                              Ba           1,150,000
                                                                     -----------
                                                                      10,990,569
                                                                     -----------

             Banking - 5.67%
    275,000  Capital One Bank, MTN
             8.13%, 03/01/00                             Baa             285,791
    325,000  Capital One Bank, MTN
             5.95%, 02/15/01                             Baa             313,957
    550,000  Chase Manhattan Corp.
             9.38%, 07/01/01                               A             606,617
  1,050,000  First Union Corp.
             Subordinated Notes
             6.55%, 10/15/35                               A           1,021,797
    450,000  First USA Bank, MTN
             5.75%, 01/15/99                             Baa             443,970
    900,000  First USA Bank, MTN
             7.00%, 08/20/01                             Baa             900,252
    400,000  St. George Bank, Ltd.
             6.88%, 04/01/99 (A)                         Baa             400,632
    425,000  St. George Bank, Ltd.
             Subordinated Notes
             7.15%, 10/15/05 (A)                         Baa             424,329
                                                                     -----------
                                                                       4,397,345
                                                                     -----------

             Securities Brokers and Dealers - 5.31%
    190,000  Bear Stearns Cos., Inc.
             Senior Note
             6.75%, 08/15/00                               A             191,138
    150,000  Goldman Sachs Group, LP
             6.88%, 09/15/99 (A)                           A             151,869
    575,000  Goldman Sachs Group, LP
             6.38%, 06/15/00 (A)                           A             571,332
    400,000  Goldman Sachs Group, LP
             6.20%, 12/15/00                               A             391,352
    575,000  Merrill Lynch & Co., Inc.
             6.00%, 01/15/01                              AA             563,937
    400,000  Morgan Stanley Group, Inc.
             8.10%, 06/24/02                               A             422,076
     50,000  Salomon, Inc., MTN
             6.40%, 04/05/99                             Baa              49,699
    325,000  Salomon, Inc.
             7.00%, 05/15/99                             Baa             327,568
    175,000  Salomon, Inc., MTN
             6.82%, 07/26/99                             Baa             176,155
    100,000  Salomon, Inc.
             7.13%, 08/01/99                             Baa             101,122
    250,000  Salomon, Inc., MTN
             6.63%, 11/30/00                             Baa             247,818
    550,000  Salomon, Inc.
             7.25%, 05/01/01                             Baa             555,203
    350,000  Smith Barney Holdings, Inc.
             7.88%, 10/01/99                               A             362,530
                                                                     -----------
                                                                       4,111,799
                                                                     -----------

             Real Estate - 4.33%
    500,000  Avalon Properties, Inc.
             Senior Note, REIT
             7.38%, 09/15/02                             Baa             504,425
    400,000  ERP Operating, LP
             8.50%, 05/15/99 (A)                         Baa             414,236
    200,000  ERP Operating, LP
             7.95%, 04/15/02                             Baa             207,418
    650,000  Meditrust, REIT
             7.82%, 09/10/26                             Baa             668,889
    500,000  Shopping Center Associates
             6.75%, 01/15/04 (A)                           A             486,025
    450,000  Spieker Properties, LP
             6.65%, 12/15/00                             Baa             443,922
    625,000  Trinet Corporate Realty Trust, Inc.
             7.30%, 05/15/01                             Baa             631,625
                                                                     -----------
                                                                       3,356,540
                                                                     -----------

             Industrial - 3.37%
  1,200,000  Comdisco, Inc.
             5.75%, 02/15/01                             Baa           1,161,588
  1,250,000  Cominco, Ltd.
             6.88%, 02/15/06                             Baa           1,193,263
    250,000  Falconbridge, Ltd.
             7.35%, 11/01/06                             Baa             252,533
                                                                     -----------
                                                                       2,607,384
                                                                     -----------

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                              SELECT INCOME FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                   Moody's Ratings       Value
  Par Value                                          (Unaudited)       (Note 2)
--------------------------------------------------------------------------------
             Print and Publishing - 2.49%
  $ 275,000  News America Holdings, Inc.
             9.50%, 07/15/24                             Baa       $     312,048
    200,000  News America Holdings, Inc.
             7.70%, 10/30/25                             Baa             189,328
    575,000  Time Warner, Inc.
             9.13%, 01/15/13                              Ba             627,728
    220,000  Time Warner, Inc.
             9.15%, 02/01/23                              Ba             238,478
    575,000  Time Warner, Inc.
             6.85%, 01/15/26                              Ba             560,642
                                                                     -----------
                                                                       1,928,224
                                                                     -----------

             Insurance - 2.31%
    575,000  Equitable Life Assurance Society
             7.70%, 12/01/15 (A)                           A             574,759
    800,000  Markel Corp.
             7.25%, 11/01/03                              Ba             792,408
    400,000  USF & G Corp.
             Senior Note
             8.38%, 06/15/01                             Baa             424,833
                                                                     -----------
                                                                       1,792,000
                                                                     -----------

             Oil, Gas, and Petroleum - 2.31%
  1,350,000  Methanex Corp.
             7.75%, 08/15/05                             Baa           1,387,125
    300,000  System Energy Resources, Inc.
             6.00%, 04/01/98                             Baa             298,050
    100,000  System Energy Resources, Inc.
             7.63%, 04/01/99                             Baa             101,869
                                                                     -----------
                                                                       1,787,044
                                                                     -----------

             Manufacturing - 1.07%
    425,000  Noranda Forest, Inc., Debenture
             8.88%, 10/15/99                             Baa             446,603
    400,000  Scherer (R.P.) Corp.
             Senior Note
             6.75%, 02/01/04                              Ba             385,124
                                                                     -----------
                                                                         831,727
                                                                     -----------
             Total Corporate Notes and Bonds                          31,802,632
                                                                     -----------
             (Cost $32,145,791)

ASSET-BACKED SECURITIES - 8.11%

    441,720  Advanta Mortgage Loan Trust, Series 93-4
             5.50%, 03/25/10                             Aaa             422,063
  1,200,000  Contimortgage Home Equity Loan Trust,
             Class A
             6.88%, 01/15/28                             Aaa           1,183,500
    325,000  EQCC Home Equity Loan Trust, Series 1996-1
             6.19%, 12/15/10                             Aaa             314,454
    925,000  EQCC Home Equity Loan Trust, Series 1996-4
             6.89%, 10/15/11                             Aaa             923,270
    159,856  Fund America Investors Corp. II, 1993-F
             5.40%, 09/25/09                             Aaa             153,462
    550,000  The Money Store Home Equity Trust, 1996-D
             7.00%, 01/15/14                             Aaa             547,080
    625,000  The Money Store Home Equity Trust, 1996-B
             7.18%, 02/15/15                             Aaa             632,425
    575,000  Mortgage Capital Funding, Inc., Series
             96-MC-1
             7.90%, 02/15/06                              NR             609,500
    118,419  Resolution Trust Corp.
             8.00%, 04/25/25                             Baa             120,750
    275,000  Resolution Trust Corp.
             6.90%, 06/01/25                               A             270,188
    285,312  Resolution Trust Corp.
             7.45%, 09/15/25                             Baa             284,242
    625,000  Resolution Trust Corp.
             8.00%, 06/25/26                              NR             640,431
    181,622  UCFC Home Equity Loan Trust, 1994-B2
             7.10%, 03/10/23                             Aaa             182,871
                                                                     -----------
             Total Asset-Backed Securities                             6,284,236
                                                                     -----------
             Cost ($5,634,889)

COMMERCIAL PAPER (C) - 2.19%

  1,700,000  Federal National Mortgage Association
             5.52%, 01/16/97                             Aaa           1,696,276
                                                                     -----------
             Total Commercial Paper                                    1,696,276
                                                                     -----------
             (Cost $1,696,276)


   Shares
   ------
INVESTMENT COMPANY - 1.44%

  1,118,722  ILA Prime Obligation Portfolio Fund, Class B              1,118,722
                                                                     -----------

             Total Investment Company                                  1,118,722
                                                                     -----------
             (Cost $1,118,722)

Total Investments - 98.87%                                            76,619,233
                                                                     -----------
(Cost $76,005,063)
Net Other Assets and Liabilities - 1.13%                                 879,110
                                                                     -----------
Net Assets - 100.00%                                                 $77,498,343
                                                                     ===========

--------------------------
  * Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of payment representing interest only or principal only.
(A) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1996, these securities amounted to $3,023,182 or 3.90% of net assets.
(B)   Pass Through Certificates
(C)   Effective yield at time of purchase.
MTN   Medium Term Note
REIT  Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit

                        See Notes to Financial Statements.
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                               Select Income Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $76,015,026. Net unrealized appreciation (depreciation) aggregated $604,207, of which $1,047,795 related to appreciated investment securities and $(443,588) related to depreciated investment securities.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $934,165 in 2002; and $500,277 in 2004.

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $29,126,201 and $16,858,910 from non-governmental issuers, respectively, and $59,448,370 and $53,460,429 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings (Unaudited)

       Aaa              56.13%
       Aa                0.75
       A                10.41
       Baa              23.16
       Ba                4.97
       NR (Not Rated)    4.58
                      -------
                      100.00%

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                          Value
 Par Value                                                              (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 13.41%

             Automotive - 4.97%
$ 3,000,000  American Honda Finance Corp., MTN
             5.62%, 08/15/97* (B)                                    $ 3,000,000
  1,000,000  Ford Motor Credit Co., MTN
             5.49%, 05/05/97*                                            999,851
    200,000  General Motors Acceptance Corp., MTN
             7.00%, 05/19/97                                             200,863
  2,500,000  General Motors Acceptance Corp., MTN
             5.46%, 06/04/97*                                          2,498,382
  1,100,000  General Motors Acceptance Corp., MTN
             6.50%, 07/25/97                                           1,104,943
  3,000,000  General Motors Acceptance Corp., MTN
             5.72%, 08/01/97*                                          3,002,449
                                                                     -----------
                                                                      10,806,488
                                                                     -----------
             Security Brokers, Dealers and Exchanges - 3.46%
  3,000,000  Bear Stearns Cos., Inc., MTN
             5.60%, 10/08/97*                                          3,000,000
  2,500,000  Morgan Stanley Group, Inc., MTN
             5.79%, 02/14/97*                                          2,500,527
  2,000,000  Paine Webber Group, Inc., MTN
             Senior Note
             8.63%, 03/03/97                                           2,010,047
                                                                     -----------
                                                                       7,510,574
                                                                     -----------

             Finance - 2.30%
  1,000,000  Associates Corp. of North America
             Senior Note
             6.88%, 01/15/97                                           1,000,410
  1,000,000  NBD Bank of North America, MTN
             4.60%, 02/03/97                                             998,956
    500,000  NBD Bank of North America, MTN
             6.50%, 05/27/97                                             501,127
  2,500,000  PNC Bank, MTN
             5.32%, 03/24/97*                                          2,499,512
                                                                     -----------
                                                                       5,000,005
                                                                     -----------

             Food and Beverage - 1.15%
  2,500,000  PepsiCo, Inc.
             6.13%, 01/15/98                                           2,509,191
                                                                     -----------

             Utilities - 0.93%
  1,000,000  Potomac Electric Power Co., MTN
             6.70%, 05/28/97                                           1,002,687
  1,000,000  Southwestern Bell Capital Corp., MTN
             7.75%, 10/30/97                                           1,014,477
                                                                     -----------
                                                                       2,017,164
                                                                     -----------

             Retail - 0.60%
  1,300,000  Sears Roebuck & Co., MTN
             5.22%, 02/24/97                                           1,298,322
                                                                     -----------
             Total Corporate Notes and Bonds                          29,141,744
                                                                     -----------
             (Cost $29,141,744)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.33%

             Federal Home Loan Bank (A)  - 6.90%
    770,000  5.24%, 02/19/97                                             764,508
  3,000,000  5.22%, 03/07/97                                           2,971,725
  7,000,000  5.25%, 05/02/97                                           6,876,479
  1,500,000  5.17%, 06/23/97                                           1,462,733
  1,500,000  5.61%, 07/07/97                                           1,456,289
  1,500,000  5.22%, 08/15/97                                           1,450,845
                                                                     -----------
                                                                      14,982,579
                                                                     -----------

             Federal Farm Credit Bank (A)  - 5.53%
  5,000,000  5.19%, 05/28/97                                           4,894,038
    335,000  5.19%, 05/29/97                                             327,852
  1,000,000  5.27%, 06/18/97                                             975,407
  2,625,000  5.25%, 10/31/97                                           2,509,833
  3,500,000  5.28%, 12/18/97                                           3,319,991
                                                                     -----------
                                                                      12,027,121
                                                                     -----------

             U.S. Treasury Notes - 2.30%
  2,000,000  5.50%, 07/31/97                                           1,996,406
  3,000,000  6.00%, 08/31/97                                           3,005,118
                                                                     -----------
                                                                       5,001,524
                                                                     -----------

             Federal National Mortgage Association (A) - 1.60%
  3,500,000  5.47%, 02/27/97                                           3,469,521
                                                                     -----------
             Total U.S. Government
             and Agency Obligations                                   35,480,745
                                                                     -----------
             (Cost $ 35,480,745)

MUNICIPAL BOND - 1.15%

  2,500,000  De Kalb County, Georgia
             Development Authority Revenue
             5.55%, 02/04/97                                           2,500,000
                                                                     -----------
             Total Municipal Bond                                      2,500,000
                                                                     -----------
             (Cost $2,500,000)

                                       See Notes to Financial Statements.
                                       -----------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
Par Value                                                             (Note 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (A) - 62.50%

            Finance - 22.41%
$3,520,000  Asset Backed Capital Finance, Inc.
            5.51%, 03/17/97*                                    $    3,480,267
 1,000,000  Asset Backed Capital Finance, Inc.
            5.45%, 05/12/97                                            980,168
 5,000,000  Asset Backed Capital Finance, Inc.
            5.53%, 11/14/97*                                         4,999,160
 5,000,000  Clipper Receivables Corp.
            5.45%, 01/16/97                                          4,988,646
 2,000,000  Cofco Capital Corp.
            5.40%, 02/14/97                                          1,986,800
 2,000,000  Cofco Capital Corp.
            5.55%, 02/19/97                                          1,984,892
 2,400,000  Finance One Funding Corp.
            5.45%, 02/13/97                                          2,384,377
 3,000,000  Galacia Funding Corp.
            5.67%, 03/05/97                                          2,970,233
 2,000,000  Pegasus Two, Ltd.
            5.55%, 02/21/97                                          1,984,275
 3,000,000  Pegasus Two, Ltd.
            5.42%, 03/10/97                                          2,969,287
 4,000,000  Receivables Capital Corp.
            5.48%, 01/17/97                                          3,990,258
 5,493,000  Receivables Capital Corp.
            5.30%, 02/07/97                                          5,462,740
 5,000,000  Standard Credit Card Master Trust I
            5.52%, 01/14/97                                          4,990,033
 1,200,000  Toshiba International Finance
            5.55%, 01/24/97                                          1,195,745
 2,400,000  Toshiba International Finance
            5.35%, 04/15/97                                          2,362,907
 2,000,000  Toshiba International Finance
            5.42%, 06/09/97                                          1,952,123
                                                                --------------
                                                                    48,681,911
                                                                --------------

            Consumer Goods - 6.47%
 5,000,000  Den Danske Corp.
            5.37%, 01/09/97                                          4,994,033
 3,000,000  Den Danske Corp.
            5.34%, 02/10/97                                          2,982,200
 1,000,000  Duracell Inc.
            6.00%, 01/02/97                                            999,833
 2,500,000  Penney (J.C.) Funding Corp.
            5.39%, 03/19/97                                          2,471,178
   630,000  Sharp Electronics Corp.
            5.34%, 02/14/97                                            625,888
 2,000,000  Sharp Electronics Corp.
            5.33%, 02/21/97                                          1,984,898
                                                                --------------
                                                                    14,058,030
                                                                --------------

            Other- 5.49%
 4,000,000  Massachusetts Educational Finance Authority
            6.10%, 01/02/97                                          3,999,322
 8,000,000  Nebhelp Capital Services, Inc.
            5.34%, 02/24/97                                          7,935,920
                                                                --------------
                                                                    11,935,242
                                                                --------------

            Banking - 5.41%
 5,000,000  Banco Bradesco SA Grand Cayman
            5.30%, 04/28/97                                          4,913,875
 3,000,000  Banco De Credito Nacional SA
            5.65%, 06/06/97                                          2,926,550
 4,000,000  Unifunding, Inc.
            5.32%, 05/12/97                                          3,922,564
                                                                --------------
                                                                    11,762,989
                                                                --------------

            Security Brokers, Dealers and Exchanges - 5.23%
 3,000,000  CS First Boston, Inc.,
            5.29%, 04/02/97                                          2,959,884
 2,500,000  Merrill Lynch & Co., Inc.
            5.36%, 04/23/97                                          2,458,311
 3,000,000  Paine Webber Group, Inc.
            5.55%, 01/10/97                                          2,995,838
 3,000,000  Paine Webber Group, Inc.
            5.35%, 05/12/97                                          2,941,596
                                                                --------------
                                                                    11,355,629
                                                                --------------

            Automotive Financing- 4.32%
 2,500,000  General Motors Acceptance Corp.
            5.72%, 02/14/97                                          2,482,522
   925,000  General Motors Acceptance Corp.
            5.37%, 05/01/97                                            908,443
 6,000,000  Mitsubishi Motors Credit Of America
            5.97%, 01/15/97                                          5,987,330
                                                                --------------
                                                                     9,378,295
                                                                --------------

            Utilities - 3.55%
 1,200,000  Electricite De France
            6.00%, 01/02/97                                          1,199,800
   800,000  Laclede Gas Co.
            5.65%, 01/21/97                                            797,489
 3,000,000  Northern Indiana Public Service Co.
            5.40%, 02/03/97                                          2,985,150
 2,750,000  Northern Indiana Public Service Co.
            5.41%, 02/07/97                                          2,734,709
                                                                --------------
                                                                     7,717,148
                                                                --------------

                      See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
Par Value                                                             (Note 2)
--------------------------------------------------------------------------------
            Industrial - 3.45%
$5,000,000  Cargill
            5.90%, 01/06/97                                     $    4,995,904
 2,500,000  Corporate Receivables Corp.
            5.42%, 01/13/97                                          2,495,483
                                                                --------------
                                                                     7,491,387
                                                                --------------

            Transportation - 3.44%
 2,500,000  Cooperative Association of Tractor Dealers
            5.60%, 01/21/97                                          2,492,222
 1,000,000  Cooperative Association of Tractor Dealers
            5.33%, 02/03/97                                            995,114
 2,500,000  Cooperative Association of Tractor Dealers
            5.40%, 02/04/97                                          2,487,250
 1,500,000  Daimler-Benz North America Corp.
            5.40%, 02/12/97                                          1,490,550
                                                                --------------
                                                                     7,465,136
                                                                --------------

            Paper - 2.73%
 6,000,000  Jefferson Smurfit Finance Corp.
            5.40%, 03/18/97                                          5,931,600
                                                                --------------
            Total Commercial Paper                                 135,777,367
            (Cost $135,777,367)                                 --------------


BANKERS' ACCEPTANCE - 4.07%

 1,157,242  Bank of Boston
            5.50%, 02/24/97                                          1,147,695
 1,900,000  Chase Manhattan Bank
            5.45%, 03/04/97                                          1,882,166
 2,000,000  Corestates Capital Corp.
            5.43%, 01/23/97                                          1,993,363
 1,419,450  European Investment Bank
            5.50%, 03/24/97                                          1,401,667
 1,308,708  European Investment Bank
            5.35%, 04/28/97                                          1,285,953
 1,150,000  Republic National Bank of New York
            5.45%, 03/14/97                                          1,137,465
                                                                  ------------
            Total Bankers' Acceptance                                8,848,309
            (Cost $8,848,309)                                     ------------


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
Par Value                                                             (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.30%
   642,025  Goldman Sachs Financial Square Prime
            Obligation Portfolio Fund                          $       642,025
                                                               ---------------
            Total Investment Company                                   642,025
            (Cost $642,025)                                    ---------------


Total Investments - 97.76%                                         212,390,190
(Cost $212,390,190)                                            ---------------

Net Other Assets and Liabilities - 2.24%                             4,865,542
                                                               ---------------
Net Assets - 100.00%                                           $   217,255,732
                                                               ===============

------------------------------
 * Interest is reset at various time intervals. The rate shown is that in effect at December 31, 1996.
(A) Effective yield at time of purchase.
(B) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of December 31, 1996, these securities amounted to $3,000,000 or 1.38% of net assets.
MTN Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $212,390,359.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; and $35,977 in 2004.

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                          Moody's Ratings (Unaudited)

                                Aaa        100.00%


                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
            STATEMENTS OF ASSETS AND LIABILITIES . December 31, 1996
--------------------------------------------------------------------------------

                                                                    Select                  Select                Select
                                                                  Aggressive                Capital            International
                                                                  Growth Fund          Appreciation Fund        Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments (Note 2):
      Investments at cost ..............................       $   333,797,417        $   142,489,363         $   203,574,071
      Net unrealized appreciation (depreciation)........            78,166,286             11,269,425              37,815,416
                                                               ---------------        ---------------         ---------------
       Total investments at value.......................           411,963,703            153,758,788             241,389,487
 Cash...................................................                 4,298                279,617                 529,722
 Foreign currency
      (Cost $840,658 and $3,984,676, respectively)
      (Notes 2 and 7)...................................                    --                848,168               3,984,446
 Receivable for investments sold........................                    --                558,307                      --
 Receivable for shares sold.............................               129,681                 11,880                      --
 Receivable for foreign currency sold...................                    --                 40,847                      --
 Interest and dividend receivables......................               128,368                  1,557                 531,820
 Deferred organizational expense (Note 2)...............                    --                  4,255                      --
 Dividend tax reclaim receivables.......................                    --                 11,627                 132,914
 Net unrealized appreciation on
  forward currency contracts (Notes 2 and 8)............                    --                     --               1,104,753
                                                               ---------------        ---------------         ---------------
      Total Assets......................................           412,226,050            155,515,046             247,673,142
                                                               ---------------        ---------------         ---------------

LIABILITIES:
 Net unrealized depreciation on forward foreign
    currency contracts (Notes 2 and 8)..................                    --                315,883                      --
 Payable for investments purchased......................             3,870,522             11,473,685                      --
 Payable for foreign currency purchased.................                    --                875,457                      --
 Payable for shares repurchased.........................               516,901                 51,027                 570,617
 Payable for variation margin...........................                    --                     --                      --
 Advisory fee payable (Note 3)..........................               342,467                115,732                 199,888
 Accrued expenses and other payables....................                54,127                  3,022                  25,701
                                                               ---------------        ---------------         ---------------
      Total Liabilities.................................             4,784,017             12,834,806                 796,206
                                                               ---------------        ---------------         ---------------
      NET ASSETS........................................       $   407,442,033        $   142,680,240         $   246,876,936
                                                               ===============        ===============         ===============

NET ASSETS consist of
 Paid-in capital (Note 6)...............................       $   322,489,225        $   134,405,301         $   206,373,860
 Undistributed (distribution in excess of)
    net investment income (loss)........................                    --                 67,349                 180,441
 Accumulated (distribution in excess of ) net realized
    gain (loss) on investments sold, foreign
    currency transactions and futures contracts.........             6,786,522             (2,739,890)              1,388,245
 Net unrealized appreciation (depreciation) of
    investments, assets and liabilities in
    foreign currency....................................            78,166,286             10,947,480              38,934,390
                                                               ---------------        ---------------         ---------------
TOTAL NET ASSETS........................................       $   407,442,033        $   142,680,240         $   246,876,936
                                                               ===============        ===============         ===============

Shares of beneficial interest outstanding
   (unlimited authorization, no par value)..............           200,053,471             96,106,648             182,088,352

NET ASSET VALUE,
 Offering and redemption price per share
 (Net Assets/Shares Outstanding) .......................       $         2.037        $         1.485         $        1.356
                                                               ===============        ===============         ==============

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             Select           Select Growth        Select          Money
                                                             Growth             and Income         Income          Market
                                                              Fund                 Fund             Fund            Fund
------------------------------------------------------------------------------------------------------------------------------

ASSETS:
 Investments (Note 2):
      Investments at cost .............................. $   214,691,873    $   255,929,542  $     76,005,063  $   212,390,190
      Net unrealized appreciation (depreciation)........      24,920,214         44,270,618           614,170               --
                                                         ---------------    ---------------  ----------------  ---------------
       Total investments at value.......................     239,612,087        300,200,160        76,619,233      212,390,190
 Cash...................................................           8,960              1,605             4,592          104,813
 Foreign currency
      (Cost $840,658 and $3,984,676, respectively)
      (Notes 2 and 7)...................................              --                 --                --               --
 Receivable for investments sold........................              --          2,014,713                --               --
 Receivable for shares sold.............................           3,378                 --                --        4,222,021
 Receivable for foreign currency sold...................              --                 --                --               --
 Interest and dividend receivables......................         276,248            445,853           972,869          603,717
 Deferred organizational expense (Note 2)...............              --                 --                --               --
 Dividend tax reclaim receivables.......................              --                 --                --               --
 Net unrealized appreciation on
  forward currency contracts (Notes 2 and 8)............              --                 --                --               --
                                                         ---------------    ---------------  ----------------  ---------------
      Total Assets......................................     239,900,673       302,662,331         77,596,694      217,320,741
                                                         ---------------    ---------------  ----------------  ---------------

LIABILITIES:
 Net unrealized depreciation on forward foreign
    currency contracts (Notes 2 and 8)..................              --                 --                --               --
 Payable for investments purchased......................      11,016,153          6,608,923                --               --
 Payable for foreign currency purchased.................              --                 --                --               --
 Payable for shares repurchased.........................         141,040            194,237            37,600               --
 Payable for variation margin...........................              --                 --                --               --
 Advisory fee payable (Note 3)..........................         161,597            183,314            38,946           49,517
 Accrued expenses and other payables....................          30,632             37,870            21,805           15,492
                                                         ---------------    ---------------  ----------------  ---------------
      Total Liabilities.................................      11,349,422          7,024,344            98,351           65,009
                                                         ---------------    ---------------  ----------------  ---------------
      NET ASSETS........................................ $   228,551,251    $   295,637,987  $     77,498,343  $   217,255,732
                                                         ===============    ===============  ================  ===============

NET ASSETS consist of
 Paid-in capital (Note 6)............................... $   201,511,803    $   246,784,314  $     78,278,398  $   217,292,369
 Undistributed (distribution in excess of)
    net investment income (loss)........................              --                 --            50,180               --
 Accumulated (distribution in excess of ) net realized
    gain (loss) on investments sold, foreign
    currency transactions and futures contracts.........       2,119,234          4,583,055        (1,444,405)         (36,637)
 Net unrealized appreciation (depreciation) of
    investments, assets and liabilities in
    foreign currency....................................      24,920,214         44,270,618           614,170               --
                                                         ---------------    ---------------  ----------------  ---------------
TOTAL NET ASSETS........................................ $   228,551,251    $   295,637,987  $     77,498,343  $   217,255,732
                                                         ===============    ===============  ================  ===============

Shares of beneficial interest outstanding
   (unlimited authorization, no par value)..............     159,809,982        210,471,303        77,869,624      217,292,369

NET ASSET VALUE,
 Offering and redemption price per share
 (Net Assets/Shares Outstanding) ....................... $         1.430    $         1.405  $          0.995  $         1.000
                                                         ===============    ===============  ================  ===============

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
          STATEMENTS OF OPERATIONS . For Year Ended December 31, 1996
--------------------------------------------------------------------------------

                                                                      Select                Select                Select
                                                                    Aggressive              Capital             International
                                                                    Growth Fund        Appreciation Fund         Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2).........................................    $      459,478         $      445,106        $       87,896
   Dividends (Note 2)........................................         1,370,432                315,593             4,831,333
   Less net foreign taxes withheld...........................                --                (30,298)             (810,066)
                                                                 --------------         --------------        --------------
      Total investment income................................         1,829,910                730,401             4,109,163
                                                                 --------------         --------------        --------------

EXPENSES
   Investment advisory fees (Note 3 and 4)...................         3,302,349                902,600             1,701,942
   Custodian fees (Note 3)...................................            21,136                 54,261               285,944
   Fund accounting fees (Note 3).............................            57,435                 29,338                55,391
   Legal fees................................................             1,575                  1,576                 2,997
   Audit fees................................................             7,843                  7,843                 7,502
   Trustees' fees and expenses (Note 3)......................            12,799                  1,215                 1,464
   Reports to shareholders...................................           164,543                 17,093                40,019
   Amortization of organization costs (Note 2)...............                --                  1,285                    --
   Insurance.................................................             1,376                    245                   243
   Miscellaneous.............................................             7,578                     57                 2,523
                                                                 --------------         --------------        --------------
      Total expenses before reductions.......................         3,576,634              1,015,513             2,098,025
      Less reductions (Note 5)...............................                --                     --               (52,998)
                                                                 --------------         --------------        --------------
      Total expenses net of reductions.......................         3,576,634              1,015,513             2,045,027
                                                                 --------------         --------------        --------------
NET INVESTMENT INCOME (LOSS).................................        (1,746,724)              (285,112)            2,064,136

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold..............        30,022,198             (2,715,466)            2,126,179
   Net realized gain (loss) on futures contracts.............                --                  4,956                    --
   Net realized gain (loss) on foreign currency transactions.                --               (230,817)            2,593,779
   Net change in unrealized appreciation (depreciation)
   of assets and liabilities in foreign currency.............                --               (305,181)              973,685
   Net change in unrealized appreciation (depreciation)
   of investments............................................        24,617,401              6,605,759            28,636,644
                                                                 --------------         --------------        --------------

NET GAIN (LOSS) ON INVESTMENTS...............................        54,639,599              3,359,251            34,330,287
                                                                 --------------         --------------        --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..........................    $   52,892,875         $   $3,074,139        $   36,394,423
                                                                 ==============         ==============        ==============

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                   Select          Select Growth       Select          Money
                                                                   Growth           and Income         Income          Market
                                                                    Fund               Fund             Fund            Fund
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest (Note 2).........................................  $       533,857   $    1,187,447   $   4,595,732    $   10,087,550
   Dividends (Note 2)........................................        1,770,392        4,118,306          72,869           156,281
   Less net foreign taxes withheld...........................               --               --              --                --
                                                               ---------------   --------------   --------------   --------------
      Total investment income................................        2,304,249        5,305,753        4,668,601       10,243,831
                                                               ---------------   --------------   --------------   --------------

EXPENSES                                                             1,508,861        1,778,832          398,522          510,258
   Investment advisory fees (Note 3 and 4)...................           12,029           19,183           20,407           20,630
   Custodian fees (Note 3)...................................           37,918           40,585           48,337           36,779
   Fund accounting fees (Note 3).............................              858            1,575              974            1,349
   Legal fees................................................            7,843            7,568            8,260            7,800
   Audit fees................................................            3,906            4,747            1,608            5,109
   Trustees' fees and expenses (Note 3)......................           69,766           82,238           12,919           40,748
   Reports to shareholders...................................               --               --               --               --
   Amortization of organization costs (Note 2)...............            1,009            1,222              480            1,311
   Insurance.................................................            4,200           31,836            2,118            6,012
   Miscellaneous.............................................  ---------------   --------------   --------------   --------------
                                                                     1,646,390        1,967,786          493,625          629,996
      Total expenses before reductions.......................          (10,405)         (77,523)              --               --
      Less reductions (Note 5)...............................  ---------------   --------------   --------------   --------------
                                                                     1,635,985        1,890,263          493,625          629,996
      Total expenses net of reductions.......................  ---------------   --------------   --------------   --------------
                                                                       668,264        3,415,490        4,174,976        9,613,835
NET INVESTMENT INCOME (LOSS).................................  ---------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTE 2):                             38,302,869       22,150,624         (403,808)         (35,900)
   Net realized gain (loss) on investments sold..............               --               --               --               --
   Net realized gain (loss) on futures contracts.............               --               --               --               --
   Net realized gain (loss) on foreign currency transactions.
   Net change in unrealized appreciation (depreciation)                     --               --               --               --
   of assets and liabilities in foreign currency.............
   Net change in unrealized appreciation (depreciation)             (4,304,728)      20,168,372       (1,278,063)              --
   of investments............................................  ---------------   --------------   --------------   --------------

                                                                    33,998,141       42,318,996       (1,681,871)         (35,900)
NET GAIN (LOSS) ON INVESTMENTS...............................  ---------------   --------------   --------------   --------------


NET INCREASE (DECREASE) IN NET                                 $    34,666,405   $   45,734,486   $    2,493,105   $    9,577,935
   ASSETS RESULTING FROM OPERATIONS..........................  ===============   ==============   ==============   ==============

                      See Notes to Financial Statements.
--------------------------------------------------------
                                                                            F-23

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Select Aggressive                      Select Capital
                                                                    Growth Fund                        Appreciation Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                              Years Ended December 31,         Year Ended          Period Ended
                                                               1996               1995       December 31,1996   December 31, 1995*
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year .......................... $254,871,723      $136,573,109     $ 41,376,035          $        --
                                                           ------------      ------------     ------------          -----------
Increase (Decrease) in net assets
resulting from operations:
 Net investment income (loss) ............................   (1,746,724)         (142,866)        (285,112)             (33,955)
 Net realized gain (loss) on investments sold, foreign
  currency transactions and futures contracts ............   30,022,198        16,028,765       (2,941,327)           1,068,237
 Net change in unrealized appreciation (depreciation)
  of investments and assets and liabilities in
  foreign currency. ......................................   24,617,401        37,467,083        6,300,578            4,646,902
                                                           ------------      ------------     ------------          -----------
 Net increase (decrease) in net assets resulting
  from operations ........................................   52,892,875        53,352,982        3,074,139            5,681,184
                                                           ------------      ------------     ------------          -----------

Distributions to shareholders from:
 Net investment income ...................................           --                --               --                   --
 Distribution in excess of net investment income .........           --                --               --                   --
 Net realized gain on investments ........................  (27,969,046)               --         (283,116)            (783,850)
 Distribution in excess of net realized capital gains ....           --                --               --                   --
 Return of capital .......................................           --                --           (1,211)                  --
                                                           ------------      ------------     ------------          -----------
  Total Distributions ....................................  (27,969,046)               --         (284,327)            (783,850)
                                                           ------------      ------------     ------------          -----------

Capital share transactions:
 Net proceeds from sales of shares .......................  118,694,806        74,888,511       99,864,671           36,016,174
 Issued to shareholders in reinvestment of distributions .   27,969,046                --          284,327              783,850
 Cost of shares repurchased ..............................  (19,017,371)       (9,942,879)      (1,634,605)            (321,323)
                                                           ------------      ------------     ------------          -----------
  Net increase (decrease) from
   capital share transactions ............................  127,646,481        64,945,632       98,514,393           36,478,701
                                                           ------------      ------------     ------------          -----------
  Total increase (decrease) in net assets ................  152,570,310       118,298,614      101,304,205           41,376,035
                                                           ------------      ------------     ------------          -----------

NET ASSETS at end of year (including line A) ............. $407,442,033      $254,871,723     $142,680,240          $41,376,035
                                                           ============      ============     ============          ===========

(A) Undistributed (distribution in excess of)
     net investment income (loss) ........................ $         --      $         --     $     67,349          $    (3,304)
                                                           ============      ============     ============          ===========

OTHER INFORMATION:
Share transactions:
 Sold ....................................................   58,055,566        46,078,409       66,830,275           29,899,903
 Issued to shareholders in reinvestment of distributions .   13,670,395                --          183,318              572,571
 Repurchased .............................................   (9,614,883)       (5,889,973)      (1,127,407)            (252,012)
                                                            -----------      ------------      -----------          -----------
  Net increase (decrease) in shares outstanding ..........   62,111,078        40,188,436       65,886,186           30,220,462
                                                            ===========      ============      ===========          ===========

--------------------------------------------------------
*  The Fund commenced operations on April 28, 1995.




                        See Notes to Financial Statements.
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Select International                   Select Growth
               Equity Fund                             Fund
--------------------------------------------------------------------------------
          Years Ended December 31,            Years Ended December 31,
           1996             1995               1996             1995
--------------------------------------------------------------------------------
        $104,312,134     $ 40,497,806      $ 143,124,686    $ 88,263,274
        ------------     ------------      ------------     ------------

           2,064,136        1,129,933           668,264           24,039

           4,719,958           60,433        38,302,869         (240,313)

          29,610,329       10,767,415        (4,304,728)      24,384,776
        ------------     ------------      ------------     ------------

          36,394,423       11,957,781        34,666,405       24,168,502
        ------------     ------------      ------------     ------------

          (2,205,116)        (996,037)         (671,407)         (20,896)
          (2,413,338)              --                --               --
            (540,596)        (396,021)      (32,240,794)              --
                  --               --                --               --
                  --               --                --               --
        ------------     ------------      ------------     ------------
          (5,159,050)      (1,392,058)      (32,912,201)         (20,896)
        ------------     ------------      ------------     ------------

         111,783,820       58,476,233        59,903,208       36,197,767
           5,159,050        1,392,058        32,912,201           20,896
          (5,613,441)      (6,619,686)       (9,143,048)      (5,504,857)
        ------------     ------------      ------------     ------------


         111,329,429       53,248,605        83,672,361       30,713,806
        ------------     ------------      ------------     ------------
         142,564,802       63,814,328        85,426,565       54,861,412
        ------------     ------------      ------------     ------------

        $246,876,936     $104,312,134      $228,551,251     $143,124,686
        ============     ============      ============     ============

        $    180,441     $    140,980      $         --     $      3,143
        ============     ============      ============     ============


          91,002,428      54,922,638         38,406,099       28,453,081
           3,819,374       1,229,509         23,015,341           15,263
          (4,536,939)     (6,387,844)        (6,129,428)      (4,239,678)
        ------------     ------------      ------------     ------------
          90,284,863      49,764,303         55,292,012       24,228,666
        ============     ============      ============     ============

--------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Select Growth and                          Select
                                                                    Income Fund                           Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                Years Ended December 31,             Year Ended in December 31,
                                                                 1996               1995               1996              1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year.............................. $191,610,000      $110,212,501      $ 60,368,094      $ 40,784,092
                                                              ------------      ------------      ------------      ------------
Increase (Decrease) in net assets
resulting from operations:
 Net investment income (loss)................................    3,415,490         2,532,194         4,174,976         3,091,908
 Net realized gain (loss) on investments sold................   22,150,624        11,310,318          (403,808)          296,997
 Net change in unrealized appreciation
  (depreciation) of investments..............................   20,168,372        25,861,731        (1,278,063)        4,278,014
                                                              ------------      ------------      ------------      ------------
 Net increase (decrease) in net assets resulting
  from operations............................................   45,734,486        39,704,243         2,493,105         7,666,919
                                                              ------------      ------------      ------------      ------------
Distributions to shareholders from:
 Net investment income.......................................   (3,430,862)       (2,516,822)       (4,174,976)       (3,091,908)
 Distribution in excess of net investment income.............           --                --           (12,684)          (34,237)
 Net realized gain on investments............................  (21,071,408)       (7,157,977)               --                --
 Distribution in excess of net realized capital gains........           --                --                --                --
 Return of capital...........................................           --                --                --                --
                                                              ------------      ------------      ------------      ------------
  Total distributions........................................  (24,502,270)       (9,674,799)       (4,187,660)       (3,126,145)

Capital share transactions:
 Net proceeds from sales of shares...........................   64,430,859        48,458,874        18,835,110        19,199,494
 Issued to shareholders in reinvestment of distributions.....   24,502,270         9,674,799         4,187,660         3,126,145
 Cost of shares repurchased..................................   (6,137,358)       (6,765,618)       (4,197,966)       (7,282,411)
                                                              ------------      ------------      ------------      ------------
  Net increase (decrease) from
   capital share transactions................................   82,795,771        51,368,055        18,824,804        15,043,228
  Total increase (decrease) in net assets....................  104,027,987        81,397,499        17,130,249        19,584,002
                                                              ------------      ------------      ------------      ------------
NET ASSETS at the end of year (including line A)............. $295,637,987      $191,610,000      $ 77,498,343      $ 60,368,094
                                                              ============      ============      ============      ============

(A) Undistributed (distributions in excess of)
     net investment income (loss)............................ $         --      $     15,372      $     50,180      $         --
                                                              ============      ============      ============      ============

OTHER INFORMATION:
Share transactions:
 Sold........................................................   46,390,568        41,704,782        18,891,416        19,366,727
 Issued to shareholders in reinvestment of distributions.....   17,558,493         7,745,463         4,249,588         3,138,951
 Repurchased.................................................   (4,557,725)       (5,657,491)       (4,232,440)       (7,409,278)
                                                              ------------      ------------      ------------      ------------
  Net increase (decrease) in shares outstanding..............   59,391,336        43,792,754        18,908,564        15,096,400
                                                              ============      ============      ============      ============

                        See Notes to Financial Statements.
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Money Market
                Fund
--------------------------------------------------------------------------------
        Years Ended December 31,
        1996                1995
--------------------------------------------------------------------------------
     $155,211,174       $ 95,991,332
     ------------       ------------



        9,613,835          7,715,400
          (35,900)              (390)
               --                 --
     ------------       ------------
        9,577,935          7,715,010
     ------------       ------------


       (9,613,835)        (7,715,400)
               --                 --
               --                 --
               --                 --
               --                 --

     ------------       ------------
       (9,613,835)        (7,715,400)
     ------------       ------------

      189,973,951        178,261,897
        9,613,835          7,715,400
     (137,507,328)      (126,757,065)
     ------------       ------------

       62,080,458         59,220,232
     ------------       ------------
       62,044,558         59,219,842
     ------------       ------------

     $217,255,732       $155,211,174
     ============       ============


     $         --       $         --
     ============       ============



      189,973,951        178,261,897
        9,613,835          7,715,400
     (137,507,328)      (126,757,065)
     ------------       ------------
       62,080,458         59,220,232
     ============       ============

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS . For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                    Income from Investment Operations                                         Less Distributions
                    ---------------------------------                                         ------------------
                                      Net Realized                                                                            Net
                    Net                   and                              Distributions                                   Increase
                   Asset               Unrealized                Dividends    from Net                                    (Decrease)
                   Value       Net     Gain (Loss)   Total from   from Net   Realized Distributions                           in
 Year Ended      Beginning  Investment     on        Investment  Investment   Capital       in    Return of     Total      Net Asset
December 31,      of Year    Income(2) Investments   Operations    Income      Gains      Excess   Capital   Distributions   Value
------------------------------------------------------------------------------------------------------------------------------------

Select Aggressive
 Growth Fund(1)
     1996        $ 1.848   $(0.009)    $ 0.351       $ 0.342    $     --   $(0.153)   $    --    $   --      $(0.153)     $ 0.189
     1995          1.397    (0.001)      0.452         0.451          --        --         --        --           --        0.451
     1994          1.431    (0.002)     (0.032)       (0.034)         --        --         --        --           --       (0.034)
     1993          1.197     0.001       0.234         0.235      (0.001)       --         --        --       (0.001)       0.234
     1992          1.000     0.001       0.197         0.198      (0.001)       --         --        --       (0.001)       0.197

  Select Capital
Appreciation Fund(1)
     1996          1.369    (0.003)      0.124         0.121          --    (0.005)        --        --       (0.005)       0.116
     1995          1.000    (0.001)      0.397         0.396          --    (0.027)        --        --       (0.027)       0.369

Select International
  Equity Fund(1)
     1996          1.136     0.011       0.238         0.249      (0.012)   (0.003)    (0.014)(3)    --       (0.029)       0.220
     1995          0.963     0.013       0.176         0.189      (0.011)   (0.005)        --        --       (0.016)       0.173
     1994          1.000     0.003      (0.038)       (0.035)     (0.001)   (0.001)        --        --       (0.002)      (0.037)

Select Growth Fund(1)
     1996          1.369     0.005       0.297         0.302      (0.005)   (0.236)        --        --       (0.241)       0.061
     1995          1.099        --       0.270         0.270          --        --         --        --           --        0.270
     1994          1.119     0.003      (0.020)       (0.017)     (0.003)       --         --        --       (0.003)      (0.020)
     1993          1.111     0.001       0.008         0.009      (0.001)       --         --        --       (0.001)       0.008
     1992          1.000     0.001       0.111         0.112      (0.001)       --         --        --       (0.001)       0.111

------------------------------

*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses (see Note 5 of Notes to Financial Statements).
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Select International Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21, 1992. See Note 3 for information on change in Investment Sub-Adviser.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund.
(3)  Distributions in Excess of Net Investment Income.


                        See Notes to Financial Statements.
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------



                           Ratios/Supplemental Data
--------------------------------------------------------------------------------
                         Ratios To Average Net Assets
         ------------------------------------------------------------


                       Net Asset           Net Assets
                        Value                End of         Net
 Year Ended             End of   Total        Year       Investment
December 31,             Year    Return      (000's)       Income
---------------------  --------- ------    ----------    ----------
Select Aggressive
 Growth Fund(1)
     1996              $2.037    18.55%    $407,442       (0.53)%
     1995               1.848    32.28%     254,872       (0.07)%
     1994               1.397    (2.31)%    136,573       (0.21)%
     1993               1.431    19.51%      66,251        0.10%
     1992               1.197    19.85%**     9,270        0.34%*

  Select Capital
Appreciation Fund(1)
     1996               1.485     8.80%     142,680       (0.32)%
     1995               1.369    39.56%**    41,376       (0.25)%*

Select International
  Equity Fund(1)
     1996               1.356    21.94%     246,877        1.22%
     1995               1.136    19.63%     104,312        1.68%
     1994               0.963    (3.49)%**   40,498        0.87%*

Select Growth Fund(1)
     1996               1.430    22.02%     228,551        0.38%
     1995               1.369    24.59%     143,125        0.02%
     1994               1.099    (1.49)%     88,263        0.37%
     1993               1.119     0.84%      53,854        0.15%
     1992               1.111    11.25%       9,308        0.40%*

                                                                          Portfolio          Average
                        Operating Expenses         Management Fee          Turnover        Commissions
December 31,            (A)     (B)     (C)     Gross           Net          Rate             Rate(D)
---------------------  -----   -----   -----   -----           -----       -------         -----------
Select Aggressive
 Growth Fund(1)
     1996              1.08%   1.08%   1.08%   1.00%           1.00%         113%           $ 0.0597
     1995              1.09%     --    1.09%   1.00%           1.00%         104%                 --
     1994              1.16%     --    1.16%   1.00%           1.00%         100%                 --
     1993              1.19%     --    1.23%   1.00%           0.96%          76%                 --
     1992              1.35%*    --    1.88%*   N/A             N/A           33%                 --

  Select Capital
Appreciation Fund(1)
     1996              1.13%   1.13%   1.13%   1.00%           1.00%          98%             0.0414
     1995              1.35%*    --    1.42%*  1.00%*          0.93%*         95%                 --

Select International
  Equity Fund(1)
     1996              1.20%   1.23%   1.23%   1.00%           1.00%          18%             0.0248
     1995              1.24%     --    1.24%   1.00%           1.00%          24%                 --
     1994              1.50%*    --    1.78%*  1.00%*          0.72%*         19%                 --

Select Growth Fund(1)
     1996              0.92%   0.93%   0.93%   0.85%           0.85%         159%             0.0457
     1995              0.97%     --    0.97%   0.85%           0.85%          51%                 --
     1994              1.03%     --    1.03%   0.85%           0.85%          55%                 --
     1993              1.05%     --    1.08%   0.85%           0.82%          65%                 --
     1992              1.20%*    --    1.72%*   N/A             N/A            3%                 --

--------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------


      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                                Income from Investment Operations                              Less Distributions
                       ---------------------------------------------------   ----------------------------------------------------
                                                Net Realized
                         Net                         and                                Distributions
                        Asset                    Unrealized                   Dividends    from Net
                        Value         Net        Gain (Loss)    Total from    from Net     Realized
Year Ended             Beginning   Investment        on         Investment   Investment    Capital     Distributions  Return of
December 31,           of Year    Income/(2)/   Investments     Operations     Income       Gains        in Excess     Capital
------------         ----------- ------------- ------------- -------------- ----------- ------------ --------------- ------------
Select Growth and
  Income Fund/(1)/

     1996             $ 1.268      $ 0.020       $ 0.246        $ 0.266      $ (0.020)   $ (0.109)       $    --      $    --
     1995               1.027        0.019         0.290          0.309        (0.019)     (0.049)            --           --
     1994               1.069        0.025        (0.018)         0.007        (0.025)     (0.017)        (0.007)/(3)/     --
     1993               0.990        0.023         0.079          0.102        (0.023)         --             --           --
     1992               1.000        0.008        (0.009)        (0.001)       (0.008)     (0.001)            --           --

   Select
Income Fund/(1)/
     1996               1.024        0.061        (0.029)         0.032         (0.061)         --            --           --
     1995               0.930        0.060         0.095          0.155         (0.060)         --        (0.001)/(4)/     --
     1994               1.035        0.055        (0.105)        (0.050)        (0.055)         --            --           --
     1993               0.988        0.052         0.055          0.107         (0.052)     (0.008)           --           --
     1992               1.000        0.018        (0.012)         0.006         (0.018)         --            --           --

 Money Market
    Fund
     1996               1.000        0.052            --          0.052         (0.052)         --            --           --
     1995               1.000        0.057            --          0.057         (0.057)         --            --           --
     1994               1.000        0.039            --          0.039         (0.039)         --            --           --
     1993               1.000        0.030            --          0.030         (0.030)         --            --           --
     1992               1.000        0.037            --          0.037         (0.037)         --            --           --


                                       Net
                                     Increase
                                    (Decrease)
                                        in
Year Ended               Total       Net Asset
December 31,         Distributions    Value
------------        --------------  ----------
Select Growth and
  Income Fund/(1)/

     1996              $ (0.129)      $ 0.137
     1995                (0.068)        0.241
     1994                (0.049)       (0.042)
     1993                (0.023)        0.079
     1992                (0.009)       (0.010)

   Select
Income Fund/(1)/
     1996                (0.061)       (0.029)
     1995                (0.061)        0.094
     1994                (0.055)       (0.105)
     1993                (0.060)        0.047
     1992                (0.018)       (0.012)

 Money Market
    Fund
     1996                (0.052)          --
     1995                (0.057)          --
     1994                (0.039)          --
     1993                (0.030)          --
     1992                (0.037)          --

-----------------
*   Annualized
**  Not Annualized
(A) Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses (see Note 5 of Notes to Financial Statements).
(C) Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) The Select Growth and Income Fund and Select Income Fund commenced operations on August 21, 1992.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were; $0.019 in 1996, $0.023 in 1993 and $0.005 in 1992 for Select Growth and Income Fund; and $0.060 in 1995, $0.055 in 1994, $0.050 in 1993; $0.015 in 1992 for Select Income Fund; and $0.030
    in 1993 for Money Market Fund.
(3) Distributions in excess of net realized capital gains.
(4) Distributions in excess of net investment income.

                        See Notes to Financial Statements.
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------



                           Ratios/Supplemental Data
--------------------------------------------------------------------------------
                         Ratios To Average Net Assets
  ---------------------------------------------------------------------------

                        Net Asset             Net Assets
                         Value                  End of         Net
Year Ended               End of     Total        Year       Investment   Operating Expenses
December 31,              Year      Return      (000's)       Income     (A)     (B)     (C)
------------            ---------   ------    ----------    ----------   ---     ---     ---
Select Growth and
 Income Fund(1)

     1996               $ 1.405     21.26%    $ 295,638       1.44%      0.80%   0.83%   0.83%
     1995                 1.268     30.32%      191,610       1.69%      0.85%     --    0.85%
     1994                 1.027      0.73%      110,213       2.51%      0.91%     --    0.91%
     1993                 1.069     10.37%       60,518       2.73%      0.99%     --    1.03%
     1992                 0.990     (0.11)%**     7,302       3.20%*     1.10%*    --    2.37%*

   Select
Income Fund(1)
     1996                 0.995      3.32%       77,498       6.29%      0.74%   0.74%   0.74%
     1995                 1.024     16.96%       60,368       6.24%      0.79%     --    0.80%
     1994                 0.930     (4.82%)      40,784       6.07%      0.83%     --    0.85%
     1993                 1.035     10.95%       25,302       5.91%      0.91%     --    1.08%
     1992                 0.988      0.62%**      5,380       5.38%*     1.00%*    --    1.67*

 Money Market
     Fund
     1996                 1.000      5.36%      217,256       5.22%      0.34%   0.34%   0.34%
     1995                 1.000      5.84%      155,211       5.68%      0.36%     --    0.36%
     1994                 1.000      3.93%       95,991       3.94%      0.45%     --    0.45%
     1993                 1.000      3.00%       71,052       2.95%      0.42%     --    0.43%
     1992                 1.000      3.78%       64,506       3.65%      0.44%     --    0.44%


                                                     Portfolio          Average
Year Ended                   Management Fee          Turnover         Commissions
December 31,              Gross           Net          Rate             Rate(D)
------------              -----           ---        --------         -----------
Select Growth and
 Income Fund(1)

     1996                0.75%           0.75%         78%            $ 0.0563
     1995                0.75%           0.75%        112%                  --
     1994                0.75%           0.75%        107%                  --
     1993                0.75%           0.71%         25%                  --
     1992                 N/A              N/A          4%                  --

   Select
Income Fund(1)
     1996                0.60%           0.60%        108%                 --
     1995                0.60%           0.59%        131%                 --
     1994                0.60%           0.58%        105%                 --
     1993                0.60%           0.43%        171%                 --
     1992                 N/A            N/A          119%                 --

 Money  Market
    Fund
     1996                0.28%           0.28%         N/A                 --
     1995                0.29%           0.29%         N/A                 --
     1994                0.31%           0.31%         N/A                 --
     1993                0.32%           0.31%         N/A                 --
     1992                 N/A             N/A          N/A                 --

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.  ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select Capital Appreciation, Select International Equity, Select Growth, Select Growth and Income, Select Income, and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios") only.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity and Select Capital Appreciation Funds may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Purchases and sales of forward foreign currency contracts are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the

                        --------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupon bonds, stepped-coupon bonds and payment in kind bonds, are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio for the year ended December 31, 1996.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Select Growth and Income and Select Income Funds, and annually for the Select International Equity, Select Aggressive Growth, Select Capital Appreciation, and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation. The Investment Adviser incurred all start up costs of the Portfolios except for Select Capital Appreciation.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: Each Portfolio except the Money Market Fund may from time to time purchase securities on a forward commitment basis. Debt securities are often issued on this basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. During the period between purchase and settlement, typically no payment is made by a Portfolio and no interest accrues to the Portfolio. The market value of forward commitments may be more or less than the purchase price payable at settlement date.

--------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY, ADMINISTRATION
   AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedule:

                Percentage of Average Daily Net Asset Value

                                First            Next         On the
Portfolio                    $50,000,000     $200,000,000    Remainder
--------------------------------------------------------------------------------
Select Aggressive Growth        1.00%          1.00%          1.00%
Select Capital Appreciation     1.00%          1.00%          1.00%
Select International Equity     1.00%          1.00%          1.00%
Select Growth                   0.85%          0.85%          0.85%
Select Growth and Income        0.75%          0.75%          0.75%
Select Income                   0.60%          0.60%          0.60%
Money Market                    0.35%          0.25%          0.20%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

        Select Aggressive Growth        Nicholas-Applegate Capital Management
        Select Capital Appreciation     Janus Capital Corporation
        Select International Equity     Bank of Ireland Asset Management
        Select Growth                   Putnam Investment Management, Inc.
        Select Growth and Income        John A. Levin & Co., Inc.
        Select Income                   Standish, Ayer & Wood, Inc.
        Money Market                    Allmerica Asset Management, Inc.

Effective July 1, 1996, Putnam Investment Management, Inc. replaced Provident Investment Counsel as Sub-Adviser for the Select Growth Fund.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.      REIMBURSEMENT OF EXPENSES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity Fund - 1.50%, Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Select Growth Fund - 1.20%, Select Growth and Income Fund - 1.10%, Select Income Fund - 1.00% and Money Market Fund - 0.60%), the Manager will bear such expenses directly or reduce its compensation from the Portfolios by the excess of the stated expense limitations. Expense limitations may be removed or revised without prior notice to existing shareholders. The Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitations.

                        --------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
5. REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6. SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7. FOREIGN SECURITIES

Each Portfolio, except Money Market Fund, may purchase securities of foreign issuers. Investing in such securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8. FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency and futures contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of foreign currency relative to the U.S. dollar.

--------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (Unaudited)

At the Meeting of Shareholders of the Select Growth and Income Fund, held on April 2, 1996, shareholders approved the new Sub-Adviser agreement between the Manager and John A. Levin and Co., Inc. with respect to the Portfolio. The results were as follows:

         Shares For   Shares Against   Shares Abstaining   % of Shares Voted
        -----------   --------------   -----------------   -----------------
        147,754,887      2,650,753        3,350,343            100.00%

At the Meeting of Shareholders of the Select Growth Fund, held on September 18, 1996, shareholders approved the new Sub-Adviser agreement between the Manager and Putnam Investment Management, Inc. with respect to the Portfolio. The results were as follows:

         Shares For   Shares Against   Shares Abstaining   % of Shares Voted
        -----------   --------------   -----------------   -----------------
        108,701,037     1,469,598          4,284,038            100.00%

                        --------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                            REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds and is not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.

                                CLIENT NOTICES
--------------------------------------------------------------------------------

This annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica Select Resource, Allmerica Select Resource II, Allmerica Select Life and Allmerica Select Inheiritage contracts. Separate account financial statements will no longer be provided in the annual report. If you would like to receive separate account financial statements as of December 31, 1996, they may be obtained from Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, 1-800-828-0540, extension 201.

--------------------------------------------------------

--------------------------------------------------------------------------------
                      REPORT OF INDEPENDENT ACCOUNTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders
of the Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund (each a portfolio series of the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
February 14, 1997


                        --------------------------------------------------------
F-38
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

                               Allmerica Select

Allmerica Select Variable Products are issued by First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company and are distributed by Allmerica Investments, Inc. To be preceded or accompanied by the current Allmerica Select Product prospectus. Read it carefully before investing.

                         [LOGO OF ALLMERICA FINANCIAL]

                          Allmerica Investments, Inc.
                              440 Lincoln Street
                              Worcester, MA 01653

AS-337 (12/96)                 [LOGO OF PRINTED ON RECYCLED PAPER APPEARS HERE]